SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................


DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Diversified International Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Strategic Value VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BALANCED VIP
Investment Objective........................   1
Fees and Expenses of the Fund...............   1
Principal Investment Strategy...............   1
Main Risks..................................   2
Past Performance............................   3
Management..................................   3
Purchase and Sale of Fund Shares............   4
Tax Information.............................   4
Payments to Financial Intermediaries........   4
DWS BLUE CHIP VIP
Investment Objective........................   5
Fees and Expenses of the Fund...............   5
Principal Investment Strategy...............   5
Main Risks..................................   6
Past Performance............................   6
Management..................................   7
Purchase and Sale of Fund Shares............   7
Tax Information.............................   7
Payments to Financial Intermediaries........   7
DWS CORE FIXED INCOME VIP
Investment Objective........................   8
Fees and Expenses of the Fund...............   8
Principal Investment Strategy...............   8
Main Risks..................................   9
Past Performance............................   9
Management..................................  10
Purchase and Sale of Fund Shares............  10
Tax Information.............................  10
Payments to Financial Intermediaries........  10
DWS DIVERSIFIED INTERNATIONAL
EQUITY VIP
Investment Objective........................  11
Fees and Expenses of the Fund...............  11
Principal Investment Strategy...............  11
Main Risks..................................  12
Past Performance............................  12
Management..................................  13
Purchase and Sale of Fund Shares............  13
Tax Information.............................  13
Payments to Financial Intermediaries........  13


DWS DREMAN SMALL MID CAP VALUE
VIP
Investment Objective........................  14
Fees and Expenses of the Fund...............  14
Principal Investment Strategy...............  14
Main Risks..................................  15
Past Performance............................  15
Management..................................  16
Purchase and Sale of Fund Shares............  16
Tax Information.............................  16
Payments to Financial Intermediaries........  16
DWS GLOBAL THEMATIC VIP
Investment Objective........................  17
Fees and Expenses of the Fund...............  17
Principal Investment Strategy...............  17
Main Risks..................................  18
Past Performance............................  18
Management..................................  19
Purchase and Sale of Fund Shares............  19
Tax Information.............................  19
Payments to Financial Intermediaries........  19
DWS GOVERNMENT & AGENCY
SECURITIES VIP
Investment Objective........................  20
Fees and Expenses of the Fund...............  20
Principal Investment Strategy...............  20
Main Risks..................................  21
Past Performance............................  21
Management..................................  22
Purchase and Sale of Fund Shares............  22
Tax Information.............................  22
Payments to Financial Intermediaries........  22

DWS HIGH INCOME VIP
Investment Objective....................... 23
Fees and Expenses of the Fund.............. 23
Principal Investment Strategy.............. 23
Main Risks................................. 24
Past Performance........................... 24
Management................................. 25
Purchase and Sale of Fund Shares........... 25
Tax Information............................ 25
Payments to Financial Intermediaries....... 25
DWS LARGE CAP VALUE VIP
Investment Objective....................... 26
Fees and Expenses of the Fund.............. 26
Principal Investment Strategy.............. 26
Main Risks................................. 27
Past Performance........................... 27
Management................................. 28
Purchase and Sale of Fund Shares........... 28
Tax Information............................ 28
Payments to Financial Intermediaries....... 28
DWS MID CAP GROWTH VIP
Investment Objective....................... 29
Fees and Expenses of the Fund.............. 29
Principal Investment Strategy.............. 29
Main Risks................................. 30
Past Performance........................... 30
Management................................. 31
Purchase and Sale of Fund Shares........... 31
Tax Information............................ 31
Payments to Financial Intermediaries....... 31
DWS MONEY MARKET VIP
Investment Objective....................... 32
Fees and Expenses of the Fund.............. 32
Principal Investment Strategy.............. 32
Main Risks................................. 32
Past Performance........................... 33
Management................................. 34
Purchase and Sale of Fund Shares........... 34
Tax Information............................ 34
Payments to Financial Intermediaries....... 34
DWS SMALL CAP GROWTH VIP
Investment Objective....................... 35
Fees and Expenses of the Fund.............. 35
Principal Investment Strategy.............. 35
Main Risks................................. 36
Past Performance........................... 36
Management................................. 37
Purchase and Sale of Fund Shares........... 37
Tax Information............................ 37
Payments to Financial Intermediaries....... 37


DWS STRATEGIC INCOME VIP
Investment Objective....................... 38
Fees and Expenses of the Fund.............. 38
Principal Investment Strategy.............. 38
Main Risks................................. 39
Past Performance........................... 40
Management................................. 40
Purchase and Sale of Fund Shares........... 40
Tax Information............................ 40
Payments to Financial Intermediaries....... 40
DWS STRATEGIC VALUE VIP
Investment Objective....................... 41
Fees and Expenses of the Fund.............. 41
Principal Investment Strategy.............. 41
Main Risks................................. 42
Past Performance........................... 42
Management................................. 43
Purchase and Sale of Fund Shares........... 43
Tax Information............................ 43
Payments to Financial Intermediaries....... 43
DWS TECHNOLOGY VIP
Investment Objective....................... 44
Fees and Expenses of the Fund.............. 44
Principal Investment Strategy.............. 44
Main Risks................................. 45
Past Performance........................... 46
Management................................. 46
Purchase and Sale of Fund Shares........... 46
Tax Information............................ 46
Payments to Financial Intermediaries....... 46
DWS TURNER MID CAP GROWTH VIP
Investment Objective....................... 47
Fees and Expenses of the Fund.............. 47
Principal Investment Strategy.............. 47
Main Risks................................. 48
Past Performance........................... 48
Management................................. 49
Purchase and Sale of Fund Shares........... 49
Tax Information............................ 49
Payments to Financial Intermediaries....... 49

FUND DETAILS
Additional Information About Fund Strategies and
Risks..............................................  50
DWS Balanced VIP...................................  50
DWS Blue Chip VIP..................................  52
DWS Core Fixed Income VIP..........................  53
DWS Diversified International Equity VIP...........  55
DWS Dreman Small Mid Cap Value VIP.................  56
DWS Global Thematic VIP............................  58
DWS Government & Agency Securities VIP.............  59
DWS High Income VIP................................  61
DWS Large Cap Value VIP............................  62
DWS Mid Cap Growth VIP.............................  64
DWS Money Market VIP...............................  65
DWS Small Cap Growth VIP...........................  67
DWS Strategic Income VIP...........................  68
DWS Strategic Value VIP............................  70
DWS Technology VIP.................................  72
DWS Turner Mid Cap Growth VIP......................  74
Other Policies and Risks...........................  75
Who Manages and Oversees the Funds.................  76
Management.........................................  78


INVESTING IN THE FUNDS
Your Investment in the Funds.......................  84
Policies about transactions........................  84
Buying and Selling Shares..........................  85
How each Fund Calculates Share Price...............  87
Distributions......................................  88
Taxes..............................................  88
FINANCIAL HIGHLIGHTS...............................  90
APPENDIX........................................... 100
Hypothetical Expense Summary....................... 100
Additional Index Information....................... 108


-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS BALANCED VIP



INVESTMENT OBJECTIVE

The fund seeks high total return, a combination of income and capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.37
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.23
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.62
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $63          $199       $346       $774
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 207%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds. The fund invests at least 25% of net assets in fixed-income senior securities.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.


Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.



                                       1
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       2
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -2.63       -6.09      -15.17     18.10      6.64      4.30      10.24      4.84    -27.33    23.43
  2000       2001       2002        2003       2004      2005      2006       2007    2008      2009




Best Quarter: 12.93%, Q2 2009      Worst Quarter: -15.19%, Q4 2008
Year-to-Date as of 3/31/10: 3.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1          5         10
                          INCEPTION        YEAR      YEARS      YEARS
                        -----------  ----------  ---------  ---------
CLASS A                    4/6/82        23.43       1.57      0.55
----------------------     ------        -----       ----     -----
RUSSELL 1000 INDEX                       28.43       0.79      -0.49
----------------------  ------           -----       ----     ------
BARCLAYS CAPITAL U.S.
AGGREGATE INDEX                           5.93       4.97      6.33
----------------------  ------           -----       ----     ------
BLENDED INDEX                            22.32       2.84      2.41
----------------------  ------           -----       ----     ------

The Advisor believes the additional Barclays Capital U.S. Aggregate Index and the Blended Index reflect typical fund asset allocations and represent the fund's overall investment process.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and BofA Merrill Lynch 3-Month US Treasury Bill Index (5%).


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


                                       3
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS BLUE CHIP VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital and income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.20
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.75
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $77          $240       $417       $930
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 82%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


                                       5
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -7.84       -15.81      -22.11     27.25      16.04      10.06      15.65      3.50    -38.49    33.97
  2000       2001        2002        2003       2004       2005       2006       2007    2008      2009




Best Quarter: 18.16%, Q3 2009      Worst Quarter: -21.79%, Q4 2008
Year-to-Date as of 3/31/10: 5.27%

                                       6
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1          5          10
                        INCEPTION        YEAR      YEARS       YEARS
                      -----------  ----------  ---------  ----------
CLASS A                  5/1/97        33.97       1.65       -0.32
--------------------     ------        -----       ----      ------
RUSSELL 1000 INDEX                     28.43       0.79       -0.49
--------------------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       7
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS CORE FIXED INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks high current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.09
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.59
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $60          $189       $329       $738
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 222%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments.


MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced "top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.


Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.


In choosing securities, portfolio management:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price

o determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds



                                       8
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

o focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the



                                       9
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP
separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




   9.90     5.71      8.01      5.13      4.53      2.25       4.26      4.17      -19.33     7.72
  2000      2001      2002      2003      2004      2005      2006      2007       2008       2009




Best Quarter: 4.67%, Q3 2009       Worst Quarter: -12.83%, Q4 2008
Year-to-Date as of 3/31/10: 1.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS          1           5         10
                          INCEPTION       YEAR       YEARS      YEARS
                        -----------  ---------  ----------  ---------
CLASS A                    5/1/96        7.72       -0.71       2.90
----------------------     ------        ----      ------       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX                     5.93       4.97        6.33
----------------------  ------           ----      ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       10
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.65
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.29
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.96
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $98          $306       $531    $1,178
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 139%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.



                                       11
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2001, the fund was named Kemper International Portfolio and operated with a different objective and investment strategy than the fund or Scudder International Research Portfolio. Prior to May 1, 2002, the fund was named Scudder International Research Portfolio and operated with a different objective and investment strategy.



                                       12
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -20.49       -24.33      -13.48     29.83      18.25      14.51      25.26      16.71    -48.81    29.36
   2000       2001        2002        2003       2004       2005       2006       2007     2008      2009




Best Quarter: 20.59%, Q2 2009      Worst Quarter: -27.50%, Q3 2008
Year-to-Date as of 3/31/10: 1.48%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                   CLASS           1          5          10
               INCEPTION        YEAR      YEARS       YEARS
             -----------  ----------  ---------  ----------
CLASS A         1/6/92        29.36       2.13       -1.19
-----------     ------        -----       ----      ------
MSCI EAFE                     31.78       3.54       1.17
-----------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       13
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS DREMAN SMALL MID CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.79
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $81          $252       $439       $978
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 72%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.


Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median



                                       14
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site



                                       15
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to January 18, 2002, the fund was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the fund. Performance would have been different if the fund's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42     29.70
  2000      2001       2002        2003       2004       2005       2006        2007      2008       2009




Best Quarter: 21.84%, Q2 2003      Worst Quarter: -20.14%, Q4 2008
Year-to-Date as of 3/31/10: 7.37%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS A                 5/1/96        29.70       4.18       9.08
-------------------     ------        -----       ----       ----
RUSSELL 2500 VALUE
INDEX                                 27.68       0.84       8.18
-------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Dreman Value Management, L.L.C.


PORTFOLIO MANAGER(S)

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.


E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       16
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS GLOBAL THEMATIC VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.92
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.46
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.39
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $142         $440       $761    $1,669
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 190%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.



                                       17
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -3.36       -15.48      -15.77     29.13      14.76      22.94      30.14      6.29       -47.75     43.82
  2000       2001        2002        2003       2004       2005       2006        2007      2008       2009



                                       18
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Best Quarter: 26.58%, Q2 2009      Worst Quarter: -24.65%, Q4 2008
Year-to-Date as of 3/31/10: 3.28%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1          5         10
                      INCEPTION        YEAR      YEARS      YEARS
                    -----------  ----------  ---------  ---------
CLASS A                5/5/98        43.82       5.03      2.68
------------------     ------        -----       ----     -----
MSCI WORLD INDEX                     29.99       2.01      -0.24
------------------  ------           -----       ----     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       19
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS GOVERNMENT & AGENCY SECURITIES VIP



INVESTMENT OBJECTIVE

The fund seeks high current income consistent with preservation of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.45
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.58
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $59          $186       $324       $726
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 390%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.


MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.



                                       20
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       21
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  10.93      7.48      8.05      2.26      3.75      2.57       4.16     5.95    4.93    8.08
  2000       2001      2002      2003      2004      2005      2006      2007    2008    2009




Best Quarter: 4.13%, Q3 2001       Worst Quarter: -0.98%, Q2 2004
Year-to-Date as of 3/31/10: 1.56%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS          1          5         10
                          INCEPTION       YEAR      YEARS      YEARS
                        -----------  ---------  ---------  ---------
CLASS A                    9/3/87        8.08       5.12       5.78
----------------------     ------        ----       ----       ----
BARCLAYS CAPITAL GNMA
INDEX                                    5.37       5.59       6.30
----------------------  ------           ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.


OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       22
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS HIGH INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.67
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $68          $214       $373       $835
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 66%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;



                                       23
PROSPECTUS May 1, 2010                                     DWS High Income VIP

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



                                       24
PROSPECTUS May 1, 2010                                     DWS High Income VIP
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -8.68      2.63       -0.30     24.62      12.42      3.89      10.47      0.96    -23.94    39.99
  2000       2001      2002       2003       2004       2005      2006       2007    2008      2009




Best Quarter: 14.85%, Q2 2009      Worst Quarter: -16.35%, Q4 2008
Year-to-Date as of 3/31/10: 4.27%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS A                       4/6/82        39.99       4.29       4.91
-------------------------     ------        -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX                                       54.22       5.99       7.07
-------------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       25
PROSPECTUS May 1, 2010                                     DWS High Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LARGE CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.11
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.76
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $78          $243       $422       $942
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 76%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer



                                       26
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP
better opportunities or in the course of adjusting its emphasis on a given industry.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       27
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  16.13      1.87       -14.98     32.60      10.07      1.97      15.41      13.15       -36.40     25.37
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009




Best Quarter: 18.86%, Q2 2003      Worst Quarter: -22.50%, Q4 2008
Year-to-Date as of 3/31/10: 3.87%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS A                 5/1/96        25.37      1.21        4.54
-------------------     ------        -----     -----        ----
RUSSELL 1000 VALUE
INDEX                                 19.69      -0.25       2.47
-------------------  ------           -----     ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.


VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       28
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS MID CAP GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.50
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.17
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $119         $372       $644    $1,420
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 89%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities. The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their



                                       29
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP
niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the



                                       30
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP
separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -4.96       -21.76      -30.66     33.99      4.02      15.04      10.95      8.36       -50.04     43.09
  2000       2001        2002        2003       2004      2005       2006        2007      2008       2009




Best Quarter: 23.43%, Q4 2001      Worst Quarter: -32.47%, Q4 2008
Year-to-Date as of 3/31/10: 5.86%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1           5          10
                          INCEPTION        YEAR       YEARS       YEARS
                        -----------  ----------  ----------  ----------
CLASS A                    5/3/99        43.09       -0.22       -3.36
----------------------     ------        -----      ------      ------
RUSSELL MIDCAP GROWTH
INDEX                                    46.29       2.40        -0.52
----------------------  ------           -----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       31
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS MONEY MARKET VIP



INVESTMENT OBJECTIVE

The fund seeks maximum current income to the extent consistent with stability of principal.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.29
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.43
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $44          $138       $241       $542
---  ---          ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.


The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.



                                       32
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   6.10     3.75      1.35      0.72      0.91      2.80       4.65     5.00    2.64    0.34
  2000      2001      2002      2003      2004      2005      2006      2007    2008    2009




Best Quarter: 1.56%, Q3 2000       Worst Quarter: 0.01%, Q3 2009
Year-to-Date as of 3/31/10: 0.00%

                                       33
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                 CLASS          1          5         10
             INCEPTION       YEAR      YEARS      YEARS
           -----------  ---------  ---------  ---------
CLASS A       4/6/82        0.34       3.07       2.81
---------     ------        ----       ----       ----

7-day yield as of December 31, 2009: 0.01%



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       34
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS SMALL CAP GROWTH VIP



INVESTMENT OBJECTIVE

The portfolio seeks maximum appreciation of investors' capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.77
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $79          $246       $428       $954
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 93%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from



                                       35
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP
internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone



                                       36
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP
number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -10.71       -28.91      -33.36     32.94      11.02      7.07       5.27     6.20    -49.50    40.60
   2000       2001        2002        2003       2004       2005      2006      2007    2008      2009




Best Quarter: 25.41%, Q2 2009      Worst Quarter: -32.48%, Q4 2008
Year-to-Date as of 3/31/10: 6.45%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1           5          10
                        INCEPTION        YEAR       YEARS       YEARS
                      -----------  ----------  ----------  ----------
CLASS A                  5/2/94        40.60       -3.20       -6.14
--------------------     ------        -----      ------      ------
RUSSELL 2000 GROWTH
INDEX                                  34.47       0.87        -1.37
--------------------  ------           -----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       37
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS STRATEGIC INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks a high current return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.31
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.86
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $88          $274       $477    $1,061
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 370%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.


MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.


Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices,



                                       38
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP
currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



                                       39
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2000, the fund was named Kemper Global Income Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies were in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   2.57     5.23      11.30      7.85      8.60      2.38       8.98     5.43       -7.75     22.73
  2000      2001      2002       2003      2004      2005      2006       2007     2008       2009




Best Quarter: 9.43%, Q2 2009       Worst Quarter: -5.06%, Q3 2008
Year-to-Date as of 3/31/10: 3.88%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1          5         10
                        INCEPTION        YEAR      YEARS      YEARS
                      -----------  ----------  ---------  ---------
CLASS A                  5/1/97        22.73       5.90       6.48
--------------------     ------        -----       ----       ----
BARCLAYS CAPITAL US
GOVERNMENT/CREDIT
INDEX                                   4.52       4.71       6.34
--------------------  ------           -----       ----       ----
BLENDED INDEX                          23.66       5.86       7.28
--------------------  ------           -----       ----       ----

The Advisor believes the additional Blended Index reflects typical fund asset allocations and represents the fund's overall investment process.

The BLENDED INDEX consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), J.P. Morgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%).


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       40
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS STRATEGIC VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.80
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $82          $255       $444       $990
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 91%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.



                                       41
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       42
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  30.52      1.69       -18.03     32.04      13.95      7.92      18.74       -1.86      -45.98     25.30
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009




Best Quarter: 20.80%, Q2 2003      Worst Quarter: -23.05%, Q4 2008
Year-to-Date as of 3/31/10: 5.98%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1           5         10
                      INCEPTION        YEAR       YEARS      YEARS
                    -----------  ----------  ----------  ---------
CLASS A                5/4/98        25.30       -3.17      3.37
------------------     ------        -----      ------     -----
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42       -0.95
------------------  ------           -----      ------     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       43
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS TECHNOLOGY VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.84
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $86          $268       $466    $1,037
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 45%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.



                                       44
PROSPECTUS May 1, 2010                                      DWS Technology VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly



                                       45
PROSPECTUS May 1, 2010                                      DWS Technology VIP
and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -21.57       -32.39      -35.52     46.94      1.92      3.74       0.75     14.30    -46.22    60.42
   2000       2001        2002        2003       2004      2005      2006      2007     2008      2009




Best Quarter: 28.57%, Q4 2001      Worst Quarter: -33.64%, Q3 2001
Year-to-Date as of 3/31/10: 2.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                      CLASS           1          5          10
                                  INCEPTION        YEAR      YEARS       YEARS
                                -----------  ----------  ---------  ----------
CLASS A                            5/3/99        60.42       0.61       -6.21
------------------------------     ------        -----       ----      ------
RUSSELL 1000 (Reg. TM) GROWTH
INDEX                                            37.21       1.63       -3.99
------------------------------  ------           -----       ----      ------
S&P NORTH AMERICAN
TECHNOLOGY SECTOR
INDEX                                            63.19       3.75       -6.59
------------------------------  ------           -----       ----      ------

The Advisor believes the additional S&P North American Technology Sector Index represents the fund's overall investment process.

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.


CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       46
PROSPECTUS May 1, 2010                                      DWS Technology VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS TURNER MID CAP GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.72
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.89
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $91          $284       $493    $1,096
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 86%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector weightings that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.


Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index.


MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.



                                       47
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



                                       48
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -32.20      48.49      11.04      11.76       6.52     25.75    -49.49    50.00
  2002        2003       2004       2005       2006      2007     2008      2009




Best Quarter: 23.83%, Q3 2009      Worst Quarter: -29.53%, Q4 2008
Year-to-Date as of 3/31/10: 7.38%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                                   1          5       SINCE
                         CLASS INCEPTION        YEAR      YEARS   INCEPTION
                       -----------------  ----------  ---------  ----------
CLASS A                         5/1/01        50.00       2.55       1.30
----------------------          ------        -----       ----       ----
RUSSELL MIDCAP GROWTH
INDEX                                         46.29       2.40       2.42
---------------------- ------                 -----       ----       ----

Index comparison began on 4/30/01.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Turner Investment Partners, Inc.


PORTFOLIO MANAGER(S)

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead Manager of the fund. Joined the fund in 2001.


TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.


JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       49
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Balanced VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds. The fund invests at least 25% of net assets in fixed-income senior securities.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.


Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

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DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has



                                       50
PROSPECTUS May 1, 2010                                            Fund Details
issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



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PROSPECTUS May 1, 2010                                            Fund Details

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


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 DWS Blue Chip VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.



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PROSPECTUS May 1, 2010                                            Fund Details

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

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 DWS Core Fixed Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include debt securities of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of total assets in cash or money market instruments, either to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objective are not readily available for purchase.


MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced "top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.



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PROSPECTUS May 1, 2010                                            Fund Details

Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.


In choosing securities, portfolio management:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price

o determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds

o  focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even



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PROSPECTUS May 1, 2010                                            Fund Details
normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

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 DWS Diversified International Equity VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

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DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.



                                       55
PROSPECTUS May 1, 2010                                            Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

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 DWS Dreman Small Mid Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.



                                       56
PROSPECTUS May 1, 2010                                            Fund Details

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential



                                       57
PROSPECTUS May 1, 2010                                            Fund Details
losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Global Thematic VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.


Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 5% of total assets in junk bonds.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the



                                       58
PROSPECTUS May 1, 2010                                            Fund Details
fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Government & Agency Securities VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10%



                                       59
PROSPECTUS May 1, 2010                                            Fund Details
of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.


In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt



                                       60
PROSPECTUS May 1, 2010                                            Fund Details
obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances.
Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.
--------------------------------------------------------------------------------
 DWS High Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.



                                       61
PROSPECTUS May 1, 2010                                            Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS Large Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular



                                       62
PROSPECTUS May 1, 2010                                            Fund Details
asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.
SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even



                                       63
PROSPECTUS May 1, 2010                                            Fund Details
normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Mid Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities. The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.


--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or



                                       64
PROSPECTUS May 1, 2010                                            Fund Details
social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Money Market VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.



                                       65
PROSPECTUS May 1, 2010                                            Fund Details

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market



                                       66
PROSPECTUS May 1, 2010                                            Fund Details
price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance. In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

--------------------------------------------------------------------------------
 DWS Small Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its



                                       67
PROSPECTUS May 1, 2010                                            Fund Details
products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Strategic Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.



                                       68
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.


Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.


The fund may invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of DWS Floating Rate Plus Fund, which invests primarily in adjustable rate loans that have a senior right to payment and also uses the iGAP strategy.

--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes.



                                       69
PROSPECTUS May 1, 2010                                            Fund Details

Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Strategic Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.



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PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



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PROSPECTUS May 1, 2010                                            Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Technology VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

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DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK - TECHNOLOGY COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance. In particular, technology companies are vulnerable to market saturation and rapid product obsolescence. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or



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PROSPECTUS May 1, 2010                                            Fund Details
social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



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PROSPECTUS May 1, 2010                                            Fund Details

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 DWS Turner Mid Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.


Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The fund's investments in common stocks may include initial public offerings.


MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.


In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The



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PROSPECTUS May 1, 2010                                            Fund Details
use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP, DWS Strategic Value VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o The following is applicable to all funds except DWS Money Market VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



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PROSPECTUS May 1, 2010                                            Fund Details

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, a subadvisor or a sub-subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the management rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:




FUND NAME                                FEE PAID
------------------------------  -----------------
DWS Balanced VIP                       0.37%
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DWS Blue Chip VIP                      0.55%
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DWS Core Fixed Income VIP              0.50%
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DWS Diversified International
Equity VIP                             0.65%
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DWS Dreman Small Mid Cap
Value VIP                              0.65%
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DWS Global Thematic VIP                0.57%(**)
------------------------------         ----
DWS Government & Agency
Securities VIP                         0.45%
------------------------------         ----
DWS High Income VIP                    0.50%
------------------------------         ----
DWS Large Cap Value VIP                0.65%
------------------------------         ----
DWS Mid Cap Growth VIP                 0.42%(**)
------------------------------         ----
DWS Money Market VIP                  0.285%
------------------------------        -----
DWS Small Cap Growth VIP               0.55%
------------------------------        -----
DWS Strategic Income VIP               0.49%(**)
------------------------------        -----
DWS Strategic Value VIP                0.62%(**)
------------------------------        -----
DWS Technology VIP                    0.665%
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DWS Turner Mid Cap Growth
VIP                                   0.715%
------------------------------        -----

** Reflects the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Thematic VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.



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PROSPECTUS May 1, 2010                                            Fund Details

For DWS Large Cap Value VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.88% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


For DWS Mid Cap Growth VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.09% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


For DWS Money Market VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.51% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


For DWS Strategic Income VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.87% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


For DWS Turner Mid Cap Growth VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.01% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.


FOR DWS BALANCED VIP, DWS BLUE CHIP VIP, DWS DIVERSIFIED INTERNATIONAL EQUITY VIP AND DWS STRATEGIC INCOME VIP ONLY.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP.


QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP.


FOR DWS GLOBAL THEMATIC VIP ONLY.


On January 26, 2010, the Advisor also announced its intention to transition members of the portfolio management team for DWS Global Thematic VIP, who are part of its Global Equity Team, out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as Global Thematic Partners Holdings, LLC ("Global Thematic Partners"). In order for DWS Global Thematic VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that Global Thematic Partners will become the Subadvisor for DWS Global Thematic VIP.


Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, Global Thematic



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PROSPECTUS May 1, 2010                                            Fund Details

Partners would make investment decisions, buy and sell securities for DWS Global Thematic VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate Global Thematic Partners out of the management fee it receives from DWS Global Thematic VIP.

SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP


The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to DWS Large Cap Value VIP and to a portion of DWS Balanced VIP's large cap value allocation. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.


SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP


The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund. DIMA compensates DVM for its services.


SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2009, Turner Investment Partners, Inc. had approximately $17.7 billion in assets under management. DIMA pays a fee to Turner Investment Partners, Inc. for acting as subadvisor.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS BALANCED VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



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o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.


DWS BLUE CHIP VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.


DWS CORE FIXED INCOME VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.



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PROSPECTUS May 1, 2010                                            Fund Details

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.


DWS DREMAN SMALL MID CAP VALUE VIP

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.

o  Began investment career in 1957.

o  Founder, Dreman Value Management, L.L.C.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

o  Over 20 years of investment industry experience.

o  MS, Texas Tech University.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.

o  Over 14 years of investment industry experience.


o  BS, Baldwin Wallace College; MBA, University of Chicago.


DWS GLOBAL THEMATIC VIP

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

o Head of Global Thematic Equity; Co-Head of Global Agribusiness; Lead Portfolio Manager Global Thematic Strategy: New York.

o BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.


DWS GOVERNMENT & AGENCY SECURITIES VIP

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

o  Portfolio Manager for Retail Fixed Income: New York.

o  Joined Deutsche Asset Management in 2005.

o  BSBA, Georgetown University.


DWS HIGH INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.


DWS LARGE CAP VALUE VIP

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.



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PROSPECTUS May 1, 2010                                            Fund Details

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.


DWS MID CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.


o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.



DWS MONEY MARKET VIP

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.


DWS SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.

o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.



DWS STRATEGIC INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.



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PROSPECTUS May 1, 2010                                            Fund Details

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.


DWS STRATEGIC VALUE VIP

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.


DWS TECHNOLOGY VIP

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

o  Senior fund manager covering technology and internet stocks: Frankfurt.

o MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.

o  Global Equity analyst for Technology Fund: New York.

o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.

o  Head of Technology Sector Team; senior fund manager: Frankfurt.

o Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.


DWS TURNER MID CAP GROWTH VIP

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead Manager of the fund. Joined the fund in 2001.

o  Joined Turner Investment Partners, Inc. in 1990.

o  Began investment career in 1986.

TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2000.


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PROSPECTUS May 1, 2010                                            Fund Details

o Serves as a security analyst covering the technology and telecommunications sectors.

o  Over 15 years of investment industry experience.

JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2001.

o  Serves as a security analyst covering the consumer sector.

o  Over 16 years of investment industry experience.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of each fund. Each fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.


Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a fund might request additional information (for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.


Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that fund has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.


Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



                                       84
PROSPECTUS May 1, 2010                                  Investing in the Funds

BUYING AND SELLING SHARES


Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.


o Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.

o Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of



                                       85
PROSPECTUS May 1, 2010                                  Investing in the Funds
short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.


Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.



                                       86
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, each fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.


For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).



                                       87
PROSPECTUS May 1, 2010                                  Investing in the Funds

FOR THE UNDERLYING FUNDS IN WHICH A FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.



DISTRIBUTIONS


DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                       88
PROSPECTUS May 1, 2010                                  Investing in the Funds

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       89
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BALANCED VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009           2008
------------------------------------------------ ----------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  17.35      $    24.81
------------------------------------------------  --------      ----------
Income (loss) from investment operations:
  Net investment income(a)                             .44             .61
------------------------------------------------  --------      ----------
  Net realized and unrealized gain (loss)             3.43          ( 7.20)
------------------------------------------------  --------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                    3.87          ( 6.59)
------------------------------------------------  --------      ----------
Less distributions from:
  Net investment income                             (  .70)         (  .87)
------------------------------------------------  --------      ----------
NET ASSET VALUE, END OF PERIOD                    $  20.52      $    17.35
------------------------------------------------  --------      ----------
Total Return (%)                                     23.43          (27.33)(b)
------------------------------------------------  --------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 319             307
------------------------------------------------  --------      ----------
Ratio of expenses before expense reductions (%)        .60             .64
------------------------------------------------  --------      ----------
Ratio of expenses after expense reductions (%)         .60             .62
------------------------------------------------  --------      ----------
Ratio of net investment income (%)                    2.40            2.83
------------------------------------------------  --------      ----------
Portfolio turnover rate (%)                            207             263
------------------------------------------------  --------      ----------



YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                $   24.46         $    22.75          $   22.37
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income(a)                                .74                .69 (c)            .59
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .42               1.60                .34
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                       1.16               2.29                .93
-------------------------------------------------   ---------         ----------          ---------
Less distributions from:
  Net investment income                                (  .81)            (  .58)            (  .55)
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   24.81         $    24.46          $   22.75
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         4.84 (b)          10.24 (b,c)         4.30 (b)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    528                600                653
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .52                .55                .55
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .51                .51                .53
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (%)                       3.00               2.99 (c)           2.66
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                               199                108                122
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


                                       90
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS BLUE CHIP VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007           2006            2005
------------------------------------------------  ----------  -----------------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.25       $   14.65        $  16.17       $  14.88        $  13.65
------------------------------------------------   -------       ---------        --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12             .12             .17            .17 (c)         .14
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized and unrealized gain (loss)             2.27          ( 4.97)            .36           2.07            1.22
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.39          ( 4.85)            .53           2.24            1.36
------------------------------------------------   -------       ---------        --------       --------        --------
Less distributions from:
  Net investment income                              ( .15)         (  .21)         (  .18)        (  .14)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized gains                                     -          ( 2.34)         ( 1.87)        (  .81)              -
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .15)         ( 2.55)         ( 2.05)        (  .95)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  9.49       $    7.25        $  14.65       $  16.17        $  14.88
------------------------------------------------   -------       ---------        --------       --------        --------
Total Return (%)                                     33.97          (38.49)(b)        3.50          15.65 (c)       10.06
------------------------------------------------   -------       ---------        --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 111             106             242            314             294
------------------------------------------------   -------       ---------        --------       --------        --------
Ratio of expenses before expense reductions (%)        .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of expenses after expense reductions (%)         .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of net investment income (%)                    1.54            1.12            1.13           1.12 (c)        1.00
-------------------------------------------------  -------       ---------        --------       --------        --------
Portfolio turnover rate (%)                             82             127             275            226             288
-------------------------------------------------  -------       ---------        --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       91
PROSPECTUS May 1, 2010                                    Financial Highlights

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


DWS CORE FIXED INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2009              2008            2007         2006         2005
------------------------------------------------  ---------------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATE
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  8.90          $   11.82        $  11.86      $ 11.81     $  12.07
------------------------------------------------     -------          ---------        --------      -------     --------
Income (loss) from investment operations:
  Net investment income(a)                               .39                .57             .56          .53          .47
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized and unrealized gain (loss)                .24             ( 2.72)         (  .08)      (  .05)      (  .21)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       .63             ( 2.15)            .48          .48          .26
------------------------------------------------     -------          ---------        --------      -------     --------
Less distributions from:
  Net investment income                                ( .76)            (  .77)         (  .52)      (  .43)      (  .41)
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized gains                                       -                  -               -       (  .00)*     (  .11)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL DISTRIBUTIONS                                  ( .76)            (  .77)         (  .52)      (  .43)      (  .52)
------------------------------------------------     -------          ---------        --------      -------     --------
NET ASSET VALUE, END OF PERIOD                       $  8.77          $    8.90        $  11.82      $ 11.86     $  11.81
------------------------------------------------     -------          ---------        --------      -------     --------
Total Return (%)                                        7.72 (c)         (19.33)(b)        4.17         4.26         2.25
------------------------------------------------     -------          ---------        --------      -------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    94                110             186          277          252
------------------------------------------------     -------          ---------        --------      -------     --------
Ratio of expenses before expense reductions (%)          .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of expenses after expense reductions (%)           .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of net investment income (%)                      4.50               5.36            4.78         4.56         3.96
-------------------------------------------------    -------          ---------        --------      -------     --------
Portfolio turnover rate (%)                              222                215             209          198          241
-------------------------------------------------    -------          ---------        --------      -------     --------

(a)        Based on average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.
(c) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.
*     Amount is less than $.005

                                       92
PROSPECTUS May 1, 2010                                    Financial Highlights

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009              2008              2007           2006            2005
------------------------------------------------  ----------  ---------------------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.22        $    16.76          $  16.31       $  13.25        $  11.91
------------------------------------------------   -------        ----------          --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12               .33 (d)           .25            .24 (b)         .20
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized and unrealized gain (loss)             1.51            ( 6.67)             2.24           3.11            1.48
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.63            ( 6.34)             2.49           3.35            1.68
------------------------------------------------   -------        ----------          --------       --------        --------
Less distributions from:
  Net investment income                              ( .40)           (  .13)           (  .46)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized gains                                     -            ( 4.07)           ( 1.58)             -               -
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .40)           ( 4.20)           ( 2.04)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  7.45        $     6.22          $  16.76       $  16.31        $  13.25
------------------------------------------------   -------        ----------          --------       --------        --------
Total Return (%)                                     29.36            (48.81)(c,e)       16.71          25.56           14.51
------------------------------------------------   -------        ----------          --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  86                91               236            223             196
------------------------------------------------   -------        ----------          --------       --------        --------
Ratio of expenses before expense reductions (%)        .94              1.02               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of expenses after expense reductions (%)         .94              1.01               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of net investment income (%)                    1.89              3.04 (d)          1.53           1.65 (b)        1.59
-------------------------------------------------  -------        ----------          --------       --------        --------
Portfolio turnover rate (%)                            139               132               117            122              93
-------------------------------------------------  -------        ----------          --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
(c) Total return would have been lower had certain expenses not been reimbursed.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
(e) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


                                       93
PROSPECTUS May 1, 2010                                    Financial Highlights

Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006         2005
------------------------------------------------  ----------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.93       $   20.12        $  22.93     $  19.98     $  20.05
------------------------------------------------   -------       ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .16             .13             .18          .15          .19
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized and unrealized gain (loss)             2.11          ( 4.92)            .54         4.69         1.67
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.27          ( 4.79)            .72         4.84         1.86
------------------------------------------------   -------       ---------        --------     --------     --------
Less distributions from:
  Net investment income                             (  .16)         (  .29)         (  .23)      (  .18)      (  .15)
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized gains                                     -          ( 7.11)         ( 3.30)      ( 1.71)      ( 1.78)
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .16)         ( 7.40)         ( 3.53)      ( 1.89)      ( 1.93)
------------------------------------------------   -------       ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 10.04       $    7.93        $  20.12     $  22.93     $  19.98
------------------------------------------------   -------       ---------        --------     --------     --------
Total Return (%)                                     29.70          (33.42)(b)        3.06        25.06        10.25
------------------------------------------------   -------       ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 235             223             468          562          493
------------------------------------------------   -------       ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)        .79             .83             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)         .79             .82             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of net investment income (%)                    1.92            1.13             .85          .71          .96
-------------------------------------------------  -------       ---------        --------     --------     --------
Portfolio turnover rate (%)                             72              49             110           52           61
-------------------------------------------------  -------       ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

DWS GLOBAL THEMATIC VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006            2005
------------------------------------------------  ----------  -----------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.84     $  15.66     $  17.39       $  14.44        $  11.78
------------------------------------------------   -------     --------     --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08          .11          .14            .15 (c)         .12
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized and unrealized gain (loss)             2.42       ( 5.83)         .88           4.02            2.58
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.50       ( 5.72)        1.02           4.17            2.70
------------------------------------------------   -------     --------     --------       --------        --------
Less distributions from:
  Net investment income                              ( .10)      (  .19)      (  .11)        (  .09)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized gains                                     -       ( 3.91)      ( 2.64)        ( 1.13)              -
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .10)      ( 4.10)      ( 2.75)        ( 1.22)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  8.24     $   5.84     $  15.66       $  17.39        $  14.44
------------------------------------------------   -------     --------     --------       --------        --------
Total Return (%)(b)                                  43.82       (47.75)        6.29          30.14 (c)       22.94
------------------------------------------------   -------     --------     --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  66           59          151            143              85
------------------------------------------------   -------     --------     --------       --------        --------
Ratio of expenses before expense reductions (%)       1.38         1.47         1.44           1.38            1.41
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of expenses after expense reductions (%)        1.04         1.09         1.11           1.04            1.28
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of net investment income (%)                    1.23         1.09          .82            .92 (c)         .98
-------------------------------------------------  -------     --------     --------       --------        --------
Portfolio turnover rate (%)                            190          229          191            136              95
-------------------------------------------------  -------     --------     --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       94
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.40       $  12.38          $  12.28        $  12.26     $  12.55
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .52            .56               .58             .55          .51
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)               .45            .04               .12          (  .06)      (  .20)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      .97            .60               .70             .49          .31
------------------------------------------------   --------       --------          --------        --------     --------
Less distributions from:
  Net investment income                              (  .59)        (  .58)           (  .60)         (  .47)      (  .50)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized gains                                      -              -                 -               -       (  .10)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                (  .59)        (  .58)           (  .60)         (  .47)      (  .60)
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  12.78       $  12.40          $  12.38        $  12.28     $  12.26
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)                                       8.08           4.93 (b)          5.95 (b)        4.16         2.57
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  169            211               199             211          243
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)         .58            .66               .66             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)          .58            .65               .63             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (%)                     4.16           4.58              4.77            4.56         4.17
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                             390            543               465             241          191
-------------------------------------------------  --------       --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.


DWS HIGH INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008           2007        2006        2005
------------------------------------------------  ----------  -----------------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.30       $    7.81        $  8.38     $  8.23     $  8.78
------------------------------------------------   -------       ---------        -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                             .51             .57            .63         .62         .68
------------------------------------------------   -------       ---------        -------     -------     -------
  Net realized and unrealized gain (loss)             1.40          ( 2.29)         ( .54)        .19       ( .38)
------------------------------------------------   -------       ---------        -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.91          ( 1.72)           .09         .81         .30
------------------------------------------------   -------       ---------        -------     -------     -------
Less distributions from:
  Net investment income                              ( .66)         (  .79)         ( .66)      ( .66)      ( .85)
------------------------------------------------   -------       ---------        -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  6.55       $    5.30        $  7.81     $  8.38     $  8.23
------------------------------------------------   -------       ---------        -------     -------     -------
Total Return (%)                                     39.99          (23.94)(b)        .96       10.47        3.89
------------------------------------------------   -------       ---------        -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 197             154            248         322         344
------------------------------------------------   -------       ---------        -------     -------     -------
Ratio of expenses before expense reductions (%)        .67             .80            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of expenses after expense reductions (%)         .67             .79            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of net investment income (%)                    8.81            8.42           7.84        7.73        8.27
-------------------------------------------------  -------       ---------        -------     -------     -------
Portfolio turnover rate (%)                             66              38             61          93         100
-------------------------------------------------  -------       ---------        -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       95
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS LARGE CAP VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.92      $    19.21
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .21             .21
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            1.97          ( 5.68)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.18          ( 5.47)
------------------------------------------------  -------      ----------
Less distributions from:
  Net investment income                            (  .24)         (  .34)
------------------------------------------------  -------      ----------
  Net realized gains                                    -          ( 4.48)
------------------------------------------------  -------      ----------
  TOTAL DISTRIBUTIONS                              (  .24)         ( 4.82)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.86      $     8.92
------------------------------------------------  -------      ----------
Total Return (%)                                    25.37          (36.40)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                214             118
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .76             .87
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .76             .86
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)            2.22            1.59
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            76              97
------------------------------------------------  -------      ----------



YEARS ENDED DECEMBER 31,                                 2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.96          $   15.81        $   15.79
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .26                .29 (c)          .26
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  1.98               2.12              .04
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         2.24               2.41              .30
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                  (  .32)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
  Net realized gains                                     (  .67)                 -                -
-------------------------------------------------    ----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                    (  .99)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    19.21          $   17.96        $   15.81
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          13.15 (b,d)        15.41 (c)         1.97 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      229                275              268
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)             .83                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)              .82                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                  1.43               1.73 (c)         1.64
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                 103                 76               64
-------------------------------------------------    ----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS MID CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006           2005
------------------------------------------------  ----------  -----------  -----------  ----------------  ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.80     $  13.61     $  12.56       $  11.32        $  9.84
------------------------------------------------   -------     --------     --------       --------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    ( .02)      (  .02)      (  .05)        (  .06)(c)     (  .05)
------------------------------------------------   -------     --------     --------       --------        -------
  Net realized and unrealized gain (loss)             2.95       ( 6.79)        1.10           1.30           1.53
------------------------------------------------   -------     --------     --------       --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.93       ( 6.81)        1.05           1.24           1.48
------------------------------------------------   -------     --------     --------       --------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.73     $   6.80     $  13.61       $  12.56        $ 11.32
------------------------------------------------   -------     --------     --------       --------        -------
Total Return (%)(b)                                  43.09       (50.04)        8.36          10.95 (c)      15.04
------------------------------------------------   -------     --------     --------       --------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  22           18           51             53             57
------------------------------------------------   -------     --------     --------       --------        -------
Ratio of expenses before expense reductions (%)       1.17         1.17         1.05           1.03           1.01
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of expenses after expense reductions (%)         .92         1.02          .90            .93            .95
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of net investment income (loss) (%)            ( .21)      (  .19)      (  .38)        (  .51)(c)     (  .45)
-------------------------------------------------  -------     --------     --------       --------        -------
Portfolio turnover rate (%)                             89           82           68             46            104
-------------------------------------------------  -------     --------     --------       --------        -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.


                                       96
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS MONEY MARKET VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2009           2008              2007              2006            2005
------------------------------------------------  -----------  ----------------  ----------------  ----------------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Income from investment operations:
  Net investment income                                .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
Less distributions from:
  Net investment income                              ( .003)        ( .026)           ( .049)           ( .046)         ( .028)
------------------------------------------------   --------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Total Return (%)                                       .34           2.64  (a)         5.00  (a)         4.65  (a)       2.80
------------------------------------------------   --------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  270            398               355               294             235
------------------------------------------------   --------       --------          --------          --------        --------
Ratio of expenses before expense reductions (%)        .43            .52               .46               .52             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of expenses after expense reductions (%)         .43            .50               .45               .51             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of net investment income (%)                     .37           2.56              4.88              4.58            2.77
-------------------------------------------------  --------       --------          --------          --------        --------

(a) Total return would have been lower had certain expenses not been reduced.


DWS SMALL CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.61      $    15.07
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                  (  .02)         (  .01)
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            3.11          ( 7.45)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   3.09          ( 7.46)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.70      $     7.61
------------------------------------------------  -------      ----------
Total Return (%)                                    40.60          (49.50)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 80              69
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .77             .88
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .77             .85
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)          (  .22)         (  .04)
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            93              67
------------------------------------------------  -------      ----------



YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   14.19         $    13.48          $   12.59
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .01)            (  .04)(d)         (  .06)
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .89                .75                .95
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                        .88                .71                .89
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   15.07         $    14.19          $   13.48
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         6.20 (b)           5.27 (b,d)         7.07 (c)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    174                208                243
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .75                .73                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .72                .72                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (loss) (%)              (  .09)            (  .32)(d)         (  .47)
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                                67                 73                 94
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses been reduced.
(c) In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                       97
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS STRATEGIC INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2009              2008              2007            2006         2005
------------------------------------------------  ----------------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.03          $  11.70          $  11.80        $  11.50     $  12.25
------------------------------------------------     --------          --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                .63               .55               .63             .62          .65
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized and unrealized gain (loss)                1.50            ( 1.38)           (  .01)            .36       (  .39)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.13            (  .83)              .62             .98          .26
------------------------------------------------     --------          --------          --------        --------     --------
Less distributions from:
  Net investment income                                (  .55)           (  .69)           (  .72)         (  .57)      (  .98)
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized gains                                        -            (  .15)                -          (  .11)      (  .03)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                  (  .55)           (  .84)           (  .72)         (  .68)      ( 1.01)
------------------------------------------------     --------          --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                       $  11.61          $  10.03          $  11.70        $  11.80     $  11.50
------------------------------------------------     --------          --------          --------        --------     --------
Total Return (%)                                        22.73 (b)        ( 7.75)(b)          5.43 (b)        8.98         2.38
------------------------------------------------     --------          --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     74                73               100              86           71
------------------------------------------------     --------          --------          --------        --------     --------
Ratio of expenses before expense reductions (%)           .86               .89               .84             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of expenses after expense reductions (%)            .80               .87               .83             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of net investment income (%)                       5.96              5.06              5.50            5.47         5.61
-------------------------------------------------    --------          --------          --------        --------     --------
Portfolio turnover rate (%)                               370               234               147             143          120
-------------------------------------------------    --------          --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


DWS STRATEGIC VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2009              2008            2007         2006         2005
------------------------------------------------  --------------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.21         $   14.40        $  15.02     $  13.41     $  12.65
------------------------------------------------    --------         ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .12               .22             .29          .27          .24
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized and unrealized gain (loss)               1.31            ( 5.80)         (  .56)        2.21          .75
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      1.43            ( 5.58)         (  .27)        2.48          .99
------------------------------------------------    --------         ---------        --------     --------     --------
Less distributions from:
  Net investment income                                ( .28)           (  .36)         (  .22)      (  .28)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized gains                                       -            ( 2.25)         (  .13)      (  .59)           -
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                                  ( .28)           ( 2.61)         (  .35)      (  .87)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                      $   7.36         $    6.21        $  14.40     $  15.02     $  13.41
------------------------------------------------    --------         ---------        --------     --------     --------
Total Return (%)                                       25.30 (b)        (45.98)(b)      ( 1.86)       18.74         7.92
------------------------------------------------    --------         ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   282               308             792          992          785
------------------------------------------------    --------         ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)          .80               .81             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)           .76               .80             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of net investment income (%)                      1.89              2.21            1.94         1.87         1.84
-------------------------------------------------   --------         ---------        --------     --------     --------
Portfolio turnover rate (%)                               91                28              27           20           10
-------------------------------------------------   --------         ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       98
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS TECHNOLOGY VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008           2007           2006          2005
------------------------------------------------  ----------  -----------------  ----------  ---------------  ----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.76       $   10.71        $  9.37       $  9.30        $  9.01
------------------------------------------------   -------       ---------        -------       -------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .01          (  .00)*       (  .02)        ( .01)(c)      ( .03)
------------------------------------------------   -------       ---------        -------       -------        -------
  Net realized and unrealized gain (loss)             3.47          ( 4.95)          1.36           .08            .36
------------------------------------------------   -------       ---------        -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    3.48          ( 4.95)          1.34           .07            .33
------------------------------------------------   -------       ---------        -------       -------        -------
Less distributions from:
  Net investment income                                  -               -              -             -          ( .04)
------------------------------------------------   -------       ---------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.24       $    5.76        $ 10.71       $  9.37        $  9.30
------------------------------------------------   -------       ---------        -------       -------        -------
Total Return (%)                                     60.42          (46.22)(b)      14.30           .75 (c)       3.74
------------------------------------------------   -------       ---------        -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  78              60            153           165            199
------------------------------------------------   -------       ---------        -------       -------        -------
Ratio of expenses before expense reductions (%)        .84            1.01            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of expenses after expense reductions (%)         .84            1.00            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of net investment income (loss) (%)              .08          (  .01)        (  .15)        ( .12)(c)      ( .36)
-------------------------------------------------  -------       ---------        -------       -------        -------
Portfolio turnover rate (%)                             45              71             91            49            135
-------------------------------------------------  -------       ---------        -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
*     Amount is less than $0.005.


DWS TURNER MID CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006        2005
------------------------------------------------  ----------  -----------------  -----------  -----------  ----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.06       $   12.55        $  10.92     $  11.02     $  9.86
------------------------------------------------   -------       ---------        --------     --------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .00*         (  .01)         (  .04)      (  .01)     (  .05)
------------------------------------------------   -------       ---------        --------     --------     -------
  Net realized and unrealized gain (loss)             2.53          ( 5.28)           2.64          .77        1.21
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.53          ( 5.29)           2.60          .76        1.16
------------------------------------------------   -------       ---------        --------     --------     -------
Less distributions from:
  Net realized gains                                     -          ( 2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
  Tax return of capital                                  -          (  .00)*             -            -           -
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL DISTRIBUTIONS                                    -          ( 2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
NET ASSET VALUE, END OF PERIOD                     $  7.59       $    5.06        $  12.55     $  10.92     $ 11.02
------------------------------------------------   -------       ---------        --------     --------     -------
Total Return (%)                                     50.00          (49.49)(b)       25.75         6.52       11.76
------------------------------------------------   -------       ---------        --------     --------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  51              49             129          117         122
------------------------------------------------   -------       ---------        --------     --------     -------
Ratio of expenses before expense reductions (%)        .89            1.03             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of expenses after expense reductions (%)         .89            1.00             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of net investment income (loss) (%)              .02          (  .14)         (  .36)      (  .06)     (  .56)
-------------------------------------------------  -------       ---------        --------     --------     -------
Portfolio turnover rate (%)                             86             156             133          148         151
-------------------------------------------------  -------       ---------        --------     --------     -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       99
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BALANCED VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.62%            4.38%        $ 10,438.00       $  63.36
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.62%            8.95%        $ 10,895.18       $  66.13
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.62%           13.72%        $ 11,372.39       $  69.03
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.62%           18.71%        $ 11,870.50       $  72.05
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.62%           23.90%        $ 12,390.43       $  75.21
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.62%           29.33%        $ 12,933.13       $  78.50
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.62%           35.00%        $ 13,499.60       $  81.94
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.62%           40.91%        $ 14,090.89       $  85.53
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.62%           47.08%        $ 14,708.07       $  89.28
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.62%           53.52%        $ 15,352.28       $  93.19
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 774.22
---                                                                             --------

                                      100
PROSPECTUS May 1, 2010                                                Appendix

DWS BLUE CHIP VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.75%            4.25%        $ 10,425.00       $  76.59
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.75%            8.68%        $ 10,868.06       $  79.85
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.75%           13.30%        $ 11,329.96       $  83.24
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.75%           18.11%        $ 11,811.48       $  86.78
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.75%           23.13%        $ 12,313.47       $  90.47
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.75%           28.37%        $ 12,836.79       $  94.31
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.75%           33.82%        $ 13,382.35       $  98.32
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.75%           39.51%        $ 13,951.10       $ 102.50
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.75%           45.44%        $ 14,544.02       $ 106.86
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.75%           51.62%        $ 15,162.14       $ 111.40
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 930.32
---                                                                             --------

DWS CORE FIXED INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

                                      101
PROSPECTUS May 1, 2010                                                Appendix

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.96%            4.04%        $ 10,404.00       $    97.94
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.96%            8.24%        $ 10,824.32       $   101.90
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.96%           12.62%        $ 11,261.62       $   106.01
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.96%           17.17%        $ 11,716.59       $   110.30
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.96%           21.90%        $ 12,189.94       $   114.75
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.96%           26.82%        $ 12,682.42       $   119.39
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.96%           31.95%        $ 13,194.79       $   124.21
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.96%           37.28%        $ 13,727.86       $   129.23
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.96%           42.82%        $ 14,282.46       $   134.45
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.96%           48.59%        $ 14,859.47       $   139.88
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,178.06
---                                                                             ----------

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.79%            4.21%        $ 10,421.00       $  80.66
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.79%            8.60%        $ 10,859.72       $  84.06
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.79%           13.17%        $ 11,316.92       $  87.60
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.79%           17.93%        $ 11,793.36       $  91.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.79%           22.90%        $ 12,289.86       $  95.13
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.79%           28.07%        $ 12,807.26       $  99.13
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.79%           33.46%        $ 13,346.45       $ 103.31
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.79%           39.08%        $ 13,908.34       $ 107.66
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.79%           44.94%        $ 14,493.88       $ 112.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.79%           51.04%        $ 15,104.07       $ 116.91
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 977.94
---                                                                             --------

                                      102
PROSPECTUS May 1, 2010                                                Appendix

DWS GLOBAL THEMATIC VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.39%            3.61%        $ 10,361.00      $   141.51
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.39%            7.35%        $ 10,735.03      $   146.62
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.39%           11.23%        $ 11,122.57      $   151.91
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.39%           15.24%        $ 11,524.09      $   157.39
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.39%           19.40%        $ 11,940.11      $   163.08
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.39%           23.71%        $ 12,371.15      $   168.96
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.39%           28.18%        $ 12,817.75      $   175.06
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.39%           32.80%        $ 13,280.47      $   181.38
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.39%           37.60%        $ 13,759.89      $   187.93
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.39%           42.57%        $ 14,256.63      $   194.71
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,668.55
---                                                                            ----------

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.58%            4.42%        $ 10,442.00       $  59.28
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.58%            9.04%        $ 10,903.54       $  61.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.58%           13.85%        $ 11,385.47       $  64.64
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.58%           18.89%        $ 11,888.71       $  67.50
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.58%           24.14%        $ 12,414.19       $  70.48
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.58%           29.63%        $ 12,962.90       $  73.59
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.58%           35.36%        $ 13,535.86       $  76.85
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.58%           41.34%        $ 14,134.14       $  80.24
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.58%           47.59%        $ 14,758.87       $  83.79
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.58%           54.11%        $ 15,411.22       $  87.49
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 725.76
---                                                                             --------

                                      103
PROSPECTUS May 1, 2010                                                Appendix

DWS HIGH INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.67%            4.33%        $ 10,433.00       $  68.45
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.67%            8.85%        $ 10,884.75       $  71.41
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.67%           13.56%        $ 11,356.06       $  74.51
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.67%           18.48%        $ 11,847.78       $  77.73
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.67%           23.61%        $ 12,360.78       $  81.10
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.67%           28.96%        $ 12,896.01       $  84.61
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.67%           34.54%        $ 13,454.40       $  88.27
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.67%           40.37%        $ 14,036.98       $  92.10
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.67%           46.45%        $ 14,644.78       $  96.08
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.67%           52.79%        $ 15,278.90       $ 100.24
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 834.50
---                                                                             --------

DWS LARGE CAP VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.76%            4.24%        $ 10,424.00       $  77.61
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.76%            8.66%        $ 10,865.98       $  80.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.76%           13.27%        $ 11,326.70       $  84.33
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.76%           18.07%        $ 11,806.95       $  87.91
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.76%           23.08%        $ 12,307.56       $  91.64
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.76%           28.29%        $ 12,829.40       $  95.52
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.76%           33.73%        $ 13,373.37       $  99.57
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.76%           39.40%        $ 13,940.40       $ 103.79
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.76%           45.31%        $ 14,531.47       $ 108.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.76%           51.48%        $ 15,147.61       $ 112.78
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 942.24
---                                                                             --------

                                      104
PROSPECTUS May 1, 2010                                                Appendix

DWS MID CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.17%            3.83%        $ 10,383.00      $   119.24
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.17%            7.81%        $ 10,780.67      $   123.81
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.17%           11.94%        $ 11,193.57      $   128.55
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.17%           16.22%        $ 11,622.28      $   133.47
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.17%           20.67%        $ 12,067.42      $   138.58
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.17%           25.30%        $ 12,529.60      $   143.89
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.17%           30.09%        $ 13,009.48      $   149.40
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.17%           35.08%        $ 13,507.74      $   155.13
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.17%           40.25%        $ 14,025.09      $   161.07
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.17%           45.62%        $ 14,562.25      $   167.24
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,420.38
---                                                                            ----------

DWS MONEY MARKET VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.43%            4.57%        $ 10,457.00       $  43.98
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.43%            9.35%        $ 10,934.88       $  45.99
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.43%           14.35%        $ 11,434.61       $  48.09
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.43%           19.57%        $ 11,957.17       $  50.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.43%           25.04%        $ 12,503.61       $  52.59
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.43%           30.75%        $ 13,075.03       $  54.99
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.43%           36.73%        $ 13,672.56       $  57.51
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.43%           42.97%        $ 14,297.39       $  60.14
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.43%           49.51%        $ 14,950.78       $  62.88
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.43%           56.34%        $ 15,634.04       $  65.76
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 542.22
---                                                                             --------

                                      105
PROSPECTUS May 1, 2010                                                Appendix

DWS SMALL CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.77%            4.23%        $ 10,423.00       $  78.63
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.77%            8.64%        $ 10,863.89       $  81.95
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.77%           13.23%        $ 11,323.44       $  85.42
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.77%           18.02%        $ 11,802.42       $  89.03
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.77%           23.02%        $ 12,301.66       $  92.80
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.77%           28.22%        $ 12,822.02       $  96.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.77%           33.64%        $ 13,364.39       $ 100.82
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.77%           39.30%        $ 13,929.70       $ 105.08
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.77%           45.19%        $ 14,518.93       $ 109.53
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.77%           51.33%        $ 15,133.08       $ 114.16
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 954.15
---                                                                             --------

DWS STRATEGIC INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.86%            4.14%        $ 10,414.00       $    87.78
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.86%            8.45%        $ 10,845.14       $    91.41
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.86%           12.94%        $ 11,294.13       $    95.20
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.86%           17.62%        $ 11,761.71       $    99.14
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.86%           22.49%        $ 12,248.64       $   103.24
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.86%           27.56%        $ 12,755.73       $   107.52
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.86%           32.84%        $ 13,283.82       $   111.97
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.86%           38.34%        $ 13,833.77       $   116.61
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.86%           44.06%        $ 14,406.49       $   121.43
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.86%           50.03%        $ 15,002.92       $   126.46
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,060.77
---                                                                             ----------

                                      106
PROSPECTUS May 1, 2010                                                Appendix

DWS STRATEGIC VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.80%            4.20%        $ 10,420.00       $  81.68
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.80%            8.58%        $ 10,857.64       $  85.11
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.80%           13.14%        $ 11,313.66       $  88.69
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.80%           17.89%        $ 11,788.83       $  92.41
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.80%           22.84%        $ 12,283.97       $  96.29
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.80%           28.00%        $ 12,799.89       $ 100.34
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.80%           33.37%        $ 13,337.49       $ 104.55
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.80%           38.98%        $ 13,897.66       $ 108.94
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.80%           44.81%        $ 14,481.36       $ 113.52
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.80%           50.90%        $ 15,089.58       $ 118.28
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 989.81
---                                                                             --------

DWS TECHNOLOGY VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.84%            4.16%        $ 10,416.00       $    85.75
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.84%            8.49%        $ 10,849.31       $    89.31
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.84%           13.01%        $ 11,300.64       $    93.03
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.84%           17.71%        $ 11,770.74       $    96.90
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.84%           22.60%        $ 12,260.41       $   100.93
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.84%           27.70%        $ 12,770.44       $   105.13
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.84%           33.02%        $ 13,301.69       $   109.50
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.84%           38.55%        $ 13,855.04       $   114.06
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.84%           44.31%        $ 14,431.41       $   118.80
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.84%           50.32%        $ 15,031.76       $   123.75
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,037.16
---                                                                             ----------

                                      107
PROSPECTUS May 1, 2010                                                Appendix

DWS TURNER MID CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.89%            4.11%        $ 10,411.00       $    90.83
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.89%            8.39%        $ 10,838.89       $    94.56
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.89%           12.84%        $ 11,284.37       $    98.45
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.89%           17.48%        $ 11,748.16       $   102.49
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.89%           22.31%        $ 12,231.01       $   106.71
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.89%           27.34%        $ 12,733.70       $   111.09
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.89%           32.57%        $ 13,257.06       $   115.66
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.89%           38.02%        $ 13,801.92       $   120.41
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.89%           43.69%        $ 14,369.18       $   125.36
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.89%           49.60%        $ 14,959.75       $   130.51
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,096.07
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


DWS BALANCED VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


DWS BLUE CHIP VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


DWS CORE FIXED INCOME VIP

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


DWS DREMAN SMALL MID CAP VALUE VIP

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.


DWS GLOBAL THEMATIC VIP

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Returns reflect reinvestment of dividends net of withholding taxes.


DWS GOVERNMENT & AGENCY SECURITIES VIP

BARCLAYS CAPITAL GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.


DWS HIGH INCOME VIP

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


DWS LARGE CAP VALUE VIP

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.



                                      108
PROSPECTUS May 1, 2010                                                Appendix

DWS MID CAP GROWTH VIP

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


DWS SMALL CAP GROWTH VIP

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


DWS STRATEGIC INCOME VIP

The BARCLAYS CAPITAL US GOVERNMENT/CREDIT INDEX is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.


DWS STRATEGIC VALUE VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


DWS TECHNOLOGY VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.



DWS TURNER MID CAP GROWTH VIP

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                      109
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-DEST

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Alternative Asset Allocation Plus VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS ALTERNATIVE ASSET ALLOCATION
PLUS VIP
Investment Objective.............................  1
Fees and Expenses of the Fund....................  1
Principal Investment Strategy....................  1
Main Risks.......................................  2
The Fund's Performance History...................  3
Management.......................................  3
Purchase and Sale of Fund Shares.................  4
Tax Information..................................  4
Payments to Financial Intermediaries.............  4
FUND DETAILS
Additional Information About Fund Strategies and
Risks............................................  5
DWS Alternative Asset Allocation Plus VIP........  5
Other Policies and Risks.........................  9
Who Manages and Oversees the Fund................ 10
Management....................................... 12


INVESTING IN THE FUND
Your Investment in the Fund...................... 13
Policies about transactions...................... 13
Buying and Selling Shares........................ 13
How the Fund Calculates Share Price.............. 16
Distributions.................................... 17
Taxes............................................ 17
FINANCIAL HIGHLIGHTS............................. 18
APPENDIX......................................... 19
Hypothetical Expense Summary..................... 19


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                                A
                                                       ----------
Management fee                                             0.23
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                              None
------------------------------------------------------    -----
Other expenses (includes an administrative fee)            3.63
------------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses        1.23
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       5.09
------------------------------------------------------    -----
Less fee waiver/expense reimbursement                      3.65
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      1.44
------------------------------------------------------    -----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that the fund's total annual operating expenses will not exceed 0.21% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.23%).

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $147      $1,200     $2,251     $4,871
---  ----      ------     ------     ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 155%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time.


MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.


The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.



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PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

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DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical



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PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP
abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.



THE FUND'S PERFORMANCE HISTORY


Since the fund commenced operations on February 2, 2009, performance information is not available for a full calendar year.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


SUB-SUBADVISOR

Deutsche Investments Australia Limited


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PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

SUB-SUBADVISOR

RREEF Global Advisers Limited


SUB-SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

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 DWS Alternative Asset Allocation Plus VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire fund may be invested in other DWS funds or directly in other investments. The fund may also be invested in some combination thereof. To the extent the fund directly invests in other investments rather than DWS funds, the allocated portions of the fund will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.


MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.


The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category, including the following DWS funds or directly in such securities and derivative instruments in which the DWS fund can invest:

o DWS Enhanced Commodity Strategy Fund. The fund's investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.


o DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half


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PROSPECTUS May 1, 2010                                            Fund Details
   of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the iGAP strategy.

o DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

o DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.


o DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.


While the fund and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the fund as part of the iGAP strategy or to gain exposure to hedge funds, generally will be used to seek return and not for hedging purposes. Certain DWS funds in which the fund invests may also use the iGAP strategy.

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DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.



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PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.



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PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and "Tax status risk" sections for additional information.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



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PROSPECTUS May 1, 2010                                            Fund Details

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund. The fund also incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the portfolio will be required to treat the portfolio (or if an underlying fund fails to qualify as a RIC, the portfolio's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       9
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the fee rate to be paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                            FEE PAID
------------------------------  -------------
DWS Alternative Asset Alloca-
tion Plus VIP                   0.00%(*, **)
------------------------------  -------------

* Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the fund in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other Assets. If the fund's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the fund reaches $50 million in assets and the iGAP strategy is implemented.
** Reflects the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreements is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                       10
PROSPECTUS May 1, 2010                                            Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Alternative Asset Allocation Plus VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Alternative Asset Allocation Plus VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Alternative Asset Allocation Plus VIP.


QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Alternative Asset Allocation Plus VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Alternative Asset Allocation Plus VIP.


SUBADVISOR AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP


RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


Deutsche Investments Australia Limited ("DIAL"), is located at Level 16, Deutsche Bank Place, Corner of Hunter and Phillip Streets, Sydney NSW 2000, Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.


RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.


The subadvisor and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate and global infrastructure (as described below). The subadvisor and each sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to the subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.


RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and



                                       11
PROSPECTUS May 1, 2010                                            Fund Details
global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-subadvisory services related to Australian securities.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       12
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       14
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       15
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that



                                       16
PROSPECTUS May 1, 2010                                   Investing in the Fund
the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and net capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       17
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS A




YEAR ENDED DECEMBER 31,                                2009(A)
---------------------------------------------------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00
---------------------------------------------------    -------
Income (loss) from investment operations:
  Net investment income (loss)(b)                          .57
---------------------------------------------------    -------
  Net realized and unrealized gain (loss)                 2.06
---------------------------------------------------    -------
  TOTAL FROM INVESTMENT OPERATIONS                        2.63
---------------------------------------------------    -------
NET ASSET VALUE, END OF PERIOD                         $ 12.63
---------------------------------------------------    -------
Total Return (%)(c,d)                                    26.30**
---------------------------------------------------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------
Net assets, end of period ($ millions)                       1
---------------------------------------------------    -------
Ratio of expenses before expense reductions (%)(e)       11.67*
----------------------------------------------------   -------
Ratio of expenses after expense reductions (%)(e)          .21*
----------------------------------------------------   -------
Ratio of net investment income (%)                        5.39*
----------------------------------------------------   -------
Portfolio turnover rate (%)                                155**
----------------------------------------------------   -------

(a) For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e) The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying
     Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized

                                       18
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.44%            3.56%        $ 10,356.00      $   146.56
 ---         -----              ----             ----         -----------      ----------
   2         10.25%             5.09%            3.47%        $ 10,346.68      $   526.88
 ---         -----              ----             ----         -----------      ----------
   3         15.76%             5.09%            3.37%        $ 10,337.37      $   526.41
 ---         -----              ----             ----         -----------      ----------
   4         21.55%             5.09%            3.28%        $ 10,328.06      $   525.94
 ---         -----              ----             ----         -----------      ----------
   5         27.63%             5.09%            3.19%        $ 10,318.77      $   525.46
 ---         -----              ----             ----         -----------      ----------
   6         34.01%             5.09%            3.09%        $ 10,309.48      $   524.99
 ---         -----              ----             ----         -----------      ----------
   7         40.71%             5.09%            3.00%        $ 10,300.20      $   524.52
 ---         -----              ----             ----         -----------      ----------
   8         47.75%             5.09%            2.91%        $ 10,290.93      $   524.04
 ---         -----              ----             ----         -----------      ----------
   9         55.13%             5.09%            2.82%        $ 10,281.67      $   523.57
 ---         -----              ----             ----         -----------      ----------
 10          62.89%             5.09%            2.72%        $ 10,272.42      $   523.10
 ---         -----              ----             ----         -----------      ----------
TOTAL                                                                          $ 4,871.47
---                                                                            ----------


                                       19
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-AAAP

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Balanced VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BALANCED VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  4
Tax Information.................................  4
Payments to Financial Intermediaries............  4
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  5
DWS Balanced VIP................................  5
Other Policies and Risks........................  7
Who Manages and Oversees the Fund...............  8
Management......................................  9


INVESTING IN THE FUND
Your Investment in the Fund..................... 10
Policies about transactions..................... 10
Buying and Selling Shares....................... 10
How the Fund Calculates Share Price............. 13
Distributions................................... 14
Taxes........................................... 14
FINANCIAL HIGHLIGHTS............................ 15
APPENDIX........................................ 16
Hypothetical Expense Summary.................... 16
Additional Index Information.................... 16

-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS BALANCED VIP



INVESTMENT OBJECTIVE

The fund seeks high total return, a combination of income and capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.37
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.23
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.62
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $63          $199       $346       $774
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 207%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds. The fund invests at least 25% of net assets in fixed-income senior securities.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.


Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.



                                       1
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       2
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -2.63       -6.09      -15.17     18.10      6.64      4.30      10.24      4.84    -27.33    23.43
  2000       2001       2002        2003       2004      2005      2006       2007    2008      2009




Best Quarter: 12.93%, Q2 2009      Worst Quarter: -15.19%, Q4 2008
Year-to-Date as of 3/31/10: 3.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1          5         10
                          INCEPTION        YEAR      YEARS      YEARS
                        -----------  ----------  ---------  ---------
CLASS A                    4/6/82        23.43       1.57      0.55
----------------------     ------        -----       ----     -----
RUSSELL 1000 INDEX                       28.43       0.79      -0.49
----------------------  ------           -----       ----     ------
BARCLAYS CAPITAL U.S.
AGGREGATE INDEX                           5.93       4.97      6.33
----------------------  ------           -----       ----     ------
BLENDED INDEX                            22.32       2.84      2.41
----------------------  ------           -----       ----     ------

The Advisor believes the additional Barclays Capital U.S. Aggregate Index and the Blended Index reflect typical fund asset allocations and represent the fund's overall investment process.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and BofA Merrill Lynch 3-Month US Treasury Bill Index (5%).


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


                                       3
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Balanced VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds. The fund invests at least 25% of net assets in fixed-income senior securities.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.


Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

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DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has



                                       5
PROSPECTUS May 1, 2010                                            Fund Details
issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.



                                       7
PROSPECTUS May 1, 2010                                            Fund Details

A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME           FEE PAID
-----------------  ---------
DWS Balanced VIP      0.37%
------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Balanced VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Balanced VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Balanced VIP.


QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Balanced VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Balanced VIP.


SUBADVISOR FOR DWS BALANCED VIP

The subadvisor for DWS Balanced VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to a portion of DWS Balanced VIP's large cap value allocation. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.



                                       8
PROSPECTUS May 1, 2010                                            Fund Details

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS BALANCED VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       14
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BALANCED VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009           2008
------------------------------------------------ ----------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  17.35      $    24.81
------------------------------------------------  --------      ----------
Income (loss) from investment operations:
  Net investment income(a)                             .44             .61
------------------------------------------------  --------      ----------
  Net realized and unrealized gain (loss)             3.43          ( 7.20)
------------------------------------------------  --------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                    3.87          ( 6.59)
------------------------------------------------  --------      ----------
Less distributions from:
  Net investment income                             (  .70)         (  .87)
------------------------------------------------  --------      ----------
NET ASSET VALUE, END OF PERIOD                    $  20.52      $    17.35
------------------------------------------------  --------      ----------
Total Return (%)                                     23.43          (27.33)(b)
------------------------------------------------  --------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 319             307
------------------------------------------------  --------      ----------
Ratio of expenses before expense reductions (%)        .60             .64
------------------------------------------------  --------      ----------
Ratio of expenses after expense reductions (%)         .60             .62
------------------------------------------------  --------      ----------
Ratio of net investment income (%)                    2.40            2.83
------------------------------------------------  --------      ----------
Portfolio turnover rate (%)                            207             263
------------------------------------------------  --------      ----------



YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                $   24.46         $    22.75          $   22.37
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income(a)                                .74                .69 (c)            .59
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .42               1.60                .34
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                       1.16               2.29                .93
-------------------------------------------------   ---------         ----------          ---------
Less distributions from:
  Net investment income                                (  .81)            (  .58)            (  .55)
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   24.81         $    24.46          $   22.75
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         4.84 (b)          10.24 (b,c)         4.30 (b)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    528                600                653
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .52                .55                .55
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .51                .51                .53
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (%)                       3.00               2.99 (c)           2.66
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                               199                108                122
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


                                       15
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BALANCED VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.62%            4.38%        $ 10,438.00       $  63.36
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.62%            8.95%        $ 10,895.18       $  66.13
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.62%           13.72%        $ 11,372.39       $  69.03
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.62%           18.71%        $ 11,870.50       $  72.05
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.62%           23.90%        $ 12,390.43       $  75.21
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.62%           29.33%        $ 12,933.13       $  78.50
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.62%           35.00%        $ 13,499.60       $  81.94
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.62%           40.91%        $ 14,090.89       $  85.53
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.62%           47.08%        $ 14,708.07       $  89.28
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.62%           53.52%        $ 15,352.28       $  93.19
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 774.22
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


                                       16
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-BAL

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Blue Chip VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BLUE CHIP VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Blue Chip VIP...............................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS BLUE CHIP VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital and income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.20
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.75
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $77          $240       $417       $930
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 82%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


                                       1
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -7.84       -15.81      -22.11     27.25      16.04      10.06      15.65      3.50    -38.49    33.97
  2000       2001        2002        2003       2004       2005       2006       2007    2008      2009




Best Quarter: 18.16%, Q3 2009      Worst Quarter: -21.79%, Q4 2008
Year-to-Date as of 3/31/10: 5.27%

                                       2
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1          5          10
                        INCEPTION        YEAR      YEARS       YEARS
                      -----------  ----------  ---------  ----------
CLASS A                  5/1/97        33.97       1.65       -0.32
--------------------     ------        -----       ----      ------
RUSSELL 1000 INDEX                     28.43       0.79       -0.49
--------------------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Blue Chip VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME            FEE PAID
------------------  ---------
DWS Blue Chip VIP      0.55%
-------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Blue Chip VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Blue Chip VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Blue Chip VIP.



QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Blue Chip VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Blue Chip VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the



                                       6
PROSPECTUS May 1, 2010                                            Fund Details
approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS BLUE CHIP VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BLUE CHIP VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007           2006            2005
------------------------------------------------  ----------  -----------------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.25       $   14.65        $  16.17       $  14.88        $  13.65
------------------------------------------------   -------       ---------        --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12             .12             .17            .17 (c)         .14
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized and unrealized gain (loss)             2.27          ( 4.97)            .36           2.07            1.22
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.39          ( 4.85)            .53           2.24            1.36
------------------------------------------------   -------       ---------        --------       --------        --------
Less distributions from:
  Net investment income                              ( .15)         (  .21)         (  .18)        (  .14)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized gains                                     -          ( 2.34)         ( 1.87)        (  .81)              -
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .15)         ( 2.55)         ( 2.05)        (  .95)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  9.49       $    7.25        $  14.65       $  16.17        $  14.88
------------------------------------------------   -------       ---------        --------       --------        --------
Total Return (%)                                     33.97          (38.49)(b)        3.50          15.65 (c)       10.06
------------------------------------------------   -------       ---------        --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 111             106             242            314             294
------------------------------------------------   -------       ---------        --------       --------        --------
Ratio of expenses before expense reductions (%)        .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of expenses after expense reductions (%)         .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of net investment income (%)                    1.54            1.12            1.13           1.12 (c)        1.00
-------------------------------------------------  -------       ---------        --------       --------        --------
Portfolio turnover rate (%)                             82             127             275            226             288
-------------------------------------------------  -------       ---------        --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BLUE CHIP VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.75%            4.25%        $ 10,425.00       $  76.59
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.75%            8.68%        $ 10,868.06       $  79.85
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.75%           13.30%        $ 11,329.96       $  83.24
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.75%           18.11%        $ 11,811.48       $  86.78
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.75%           23.13%        $ 12,313.47       $  90.47
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.75%           28.37%        $ 12,836.79       $  94.31
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.75%           33.82%        $ 13,382.35       $  98.32
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.75%           39.51%        $ 13,951.10       $ 102.50
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.75%           45.44%        $ 14,544.02       $ 106.86
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.75%           51.62%        $ 15,162.14       $ 111.40
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 930.32
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-BC

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Core Fixed Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS CORE FIXED INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Core Fixed Income VIP.......................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS CORE FIXED INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks high current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.09
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.59
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $60          $189       $329       $738
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 222%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments.


MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced "top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.


Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.


In choosing securities, portfolio management:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price

o determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds



                                       1
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

o focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the



                                       2
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP
separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   9.90     5.71      8.01      5.13      4.53      2.25       4.26      4.17      -19.33     7.72
  2000      2001      2002      2003      2004      2005      2006      2007       2008       2009




Best Quarter: 4.67%, Q3 2009       Worst Quarter: -12.83%, Q4 2008
Year-to-Date as of 3/31/10: 1.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS          1           5         10
                          INCEPTION       YEAR       YEARS      YEARS
                        -----------  ---------  ----------  ---------
CLASS A                    5/1/96        7.72       -0.71       2.90
----------------------     ------        ----      ------       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX                     5.93       4.97        6.33
----------------------  ------           ----      ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Core Fixed Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include debt securities of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of total assets in cash or money market instruments, either to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objective are not readily available for purchase.


MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced "top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.


Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.


In choosing securities, portfolio management:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price

o determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds

o  focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
--------------------------------------------------------------------------------



DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities,



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                    FEE PAID
--------------------------  ---------
DWS Core Fixed Income VIP      0.50%
---------------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS CORE FIXED INCOME VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


DWS CORE FIXED INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2009              2008            2007         2006         2005
------------------------------------------------  ---------------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATE
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  8.90          $   11.82        $  11.86      $ 11.81     $  12.07
------------------------------------------------     -------          ---------        --------      -------     --------
Income (loss) from investment operations:
  Net investment income(a)                               .39                .57             .56          .53          .47
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized and unrealized gain (loss)                .24             ( 2.72)         (  .08)      (  .05)      (  .21)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       .63             ( 2.15)            .48          .48          .26
------------------------------------------------     -------          ---------        --------      -------     --------
Less distributions from:
  Net investment income                                ( .76)            (  .77)         (  .52)      (  .43)      (  .41)
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized gains                                       -                  -               -       (  .00)*     (  .11)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL DISTRIBUTIONS                                  ( .76)            (  .77)         (  .52)      (  .43)      (  .52)
------------------------------------------------     -------          ---------        --------      -------     --------
NET ASSET VALUE, END OF PERIOD                       $  8.77          $    8.90        $  11.82      $ 11.86     $  11.81
------------------------------------------------     -------          ---------        --------      -------     --------
Total Return (%)                                        7.72 (c)         (19.33)(b)        4.17         4.26         2.25
------------------------------------------------     -------          ---------        --------      -------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    94                110             186          277          252
------------------------------------------------     -------          ---------        --------      -------     --------
Ratio of expenses before expense reductions (%)          .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of expenses after expense reductions (%)           .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of net investment income (%)                      4.50               5.36            4.78         4.56         3.96
-------------------------------------------------    -------          ---------        --------      -------     --------
Portfolio turnover rate (%)                              222                215             209          198          241
-------------------------------------------------    -------          ---------        --------      -------     --------

(a)        Based on average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.
(c) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.
*     Amount is less than $.005

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS CORE FIXED INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

ADDITIONAL INDEX INFORMATION


BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-CFI

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Diversified International Equity VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS DIVERSIFIED INTERNATIONAL
EQUITY VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Diversified International Equity VIP........  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.65
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.29
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.96
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $98          $306       $531    $1,178
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 139%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.



                                       1
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2001, the fund was named Kemper International Portfolio and operated with a different objective and investment strategy than the fund or Scudder International Research Portfolio. Prior to May 1, 2002, the fund was named Scudder International Research Portfolio and operated with a different objective and investment strategy.



                                       2
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[GRAPHIC APPEARS HERE]






  -20.49       -24.33      -13.48     29.83      18.25      14.51      25.26      16.71    -48.81    29.36
   2000       2001        2002        2003       2004       2005       2006       2007     2008      2009




Best Quarter: 20.59%, Q2 2009      Worst Quarter: -27.50%, Q3 2008
Year-to-Date as of 3/31/10: 1.48%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                   CLASS           1          5          10
               INCEPTION        YEAR      YEARS       YEARS
             -----------  ----------  ---------  ----------
CLASS A         1/6/92        29.36       2.13       -1.19
-----------     ------        -----       ----      ------
MSCI EAFE                     31.78       3.54       1.17
-----------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Diversified International Equity VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                        FEE PAID
------------------------------  ---------
DWS Diversified International
Equity VIP                         0.65%
------------------------------     ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Diversified International Equity VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Diversified International Equity VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Diversified International Equity VIP.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Diversified International Equity VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Diversified International Equity VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009              2008              2007           2006            2005
------------------------------------------------  ----------  ---------------------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.22        $    16.76          $  16.31       $  13.25        $  11.91
------------------------------------------------   -------        ----------          --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12               .33 (d)           .25            .24 (b)         .20
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized and unrealized gain (loss)             1.51            ( 6.67)             2.24           3.11            1.48
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.63            ( 6.34)             2.49           3.35            1.68
------------------------------------------------   -------        ----------          --------       --------        --------
Less distributions from:
  Net investment income                              ( .40)           (  .13)           (  .46)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized gains                                     -            ( 4.07)           ( 1.58)             -               -
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .40)           ( 4.20)           ( 2.04)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  7.45        $     6.22          $  16.76       $  16.31        $  13.25
------------------------------------------------   -------        ----------          --------       --------        --------
Total Return (%)                                     29.36            (48.81)(c,e)       16.71          25.56           14.51
------------------------------------------------   -------        ----------          --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  86                91               236            223             196
------------------------------------------------   -------        ----------          --------       --------        --------
Ratio of expenses before expense reductions (%)        .94              1.02               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of expenses after expense reductions (%)         .94              1.01               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of net investment income (%)                    1.89              3.04 (d)          1.53           1.65 (b)        1.59
-------------------------------------------------  -------        ----------          --------       --------        --------
Portfolio turnover rate (%)                            139               132               117            122              93
-------------------------------------------------  -------        ----------          --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
(c) Total return would have been lower had certain expenses not been reimbursed.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
(e) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.96%            4.04%        $ 10,404.00       $    97.94
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.96%            8.24%        $ 10,824.32       $   101.90
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.96%           12.62%        $ 11,261.62       $   106.01
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.96%           17.17%        $ 11,716.59       $   110.30
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.96%           21.90%        $ 12,189.94       $   114.75
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.96%           26.82%        $ 12,682.42       $   119.39
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.96%           31.95%        $ 13,194.79       $   124.21
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.96%           37.28%        $ 13,727.86       $   129.23
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.96%           42.82%        $ 14,282.46       $   134.45
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.96%           48.59%        $ 14,859.47       $   139.88
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,178.06
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-DIE

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Dreman Small Mid Cap Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS DREMAN SMALL MID CAP VALUE
VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Dreman Small Mid Cap Value VIP..............  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]



DWS DREMAN SMALL MID CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.79
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $81          $252       $439       $978
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 72%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.


Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median



                                       1
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site



                                       2
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to January 18, 2002, the fund was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the fund. Performance would have been different if the fund's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[GRAPHIC APPEARS HERE]






   4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42     29.70
  2000      2001       2002        2003       2004       2005       2006        2007      2008       2009




Best Quarter: 21.84%, Q2 2003      Worst Quarter: -20.14%, Q4 2008
Year-to-Date as of 3/31/10: 7.37%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS A                 5/1/96        29.70       4.18       9.08
-------------------     ------        -----       ----       ----
RUSSELL 2500 VALUE
INDEX                                 27.68       0.84       8.18
-------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Dreman Value Management, L.L.C.


PORTFOLIO MANAGER(S)

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.


E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Dreman Small Mid Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.


Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                   FEE PAID
-------------------------  ---------
DWS Dreman Small Mid Cap
Value VIP                     0.65%
-------------------------     ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP


The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the fund's investment decisions and buying and selling securities for the fund. DIMA compensates DVM for its services.



MANAGEMENT


DWS DREMAN SMALL MID CAP VALUE VIP

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.

o  Began investment career in 1957.

o  Founder, Dreman Value Management, L.L.C.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

o  Over 20 years of investment industry experience.

o  MS, Texas Tech University.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.

o  Over 14 years of investment industry experience.

o  BS, Baldwin Wallace College; MBA, University of Chicago.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006         2005
------------------------------------------------  ----------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.93       $   20.12        $  22.93     $  19.98     $  20.05
------------------------------------------------   -------       ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .16             .13             .18          .15          .19
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized and unrealized gain (loss)             2.11          ( 4.92)            .54         4.69         1.67
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.27          ( 4.79)            .72         4.84         1.86
------------------------------------------------   -------       ---------        --------     --------     --------
Less distributions from:
  Net investment income                             (  .16)         (  .29)         (  .23)      (  .18)      (  .15)
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized gains                                     -          ( 7.11)         ( 3.30)      ( 1.71)      ( 1.78)
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .16)         ( 7.40)         ( 3.53)      ( 1.89)      ( 1.93)
------------------------------------------------   -------       ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 10.04       $    7.93        $  20.12     $  22.93     $  19.98
------------------------------------------------   -------       ---------        --------     --------     --------
Total Return (%)                                     29.70          (33.42)(b)        3.06        25.06        10.25
------------------------------------------------   -------       ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 235             223             468          562          493
------------------------------------------------   -------       ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)        .79             .83             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)         .79             .82             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of net investment income (%)                    1.92            1.13             .85          .71          .96
-------------------------------------------------  -------       ---------        --------     --------     --------
Portfolio turnover rate (%)                             72              49             110           52           61
-------------------------------------------------  -------       ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.79%            4.21%        $ 10,421.00       $  80.66
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.79%            8.60%        $ 10,859.72       $  84.06
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.79%           13.17%        $ 11,316.92       $  87.60
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.79%           17.93%        $ 11,793.36       $  91.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.79%           22.90%        $ 12,289.86       $  95.13
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.79%           28.07%        $ 12,807.26       $  99.13
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.79%           33.46%        $ 13,346.45       $ 103.31
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.79%           39.08%        $ 13,908.34       $ 107.66
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.79%           44.94%        $ 14,493.88       $ 112.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.79%           51.04%        $ 15,104.07       $ 116.91
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 977.94
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-DSCV

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Global Thematic VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GLOBAL THEMATIC VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Global Thematic VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GLOBAL THEMATIC VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.92
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.46
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.39
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $142         $440       $761    $1,669
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 190%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.



                                       1
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  -3.36       -15.48      -15.77     29.13      14.76      22.94      30.14      6.29       -47.75     43.82
  2000       2001        2002        2003       2004       2005       2006        2007      2008       2009



                                       2
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Best Quarter: 26.58%, Q2 2009      Worst Quarter: -24.65%, Q4 2008
Year-to-Date as of 3/31/10: 3.28%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1          5         10
                      INCEPTION        YEAR      YEARS      YEARS
                    -----------  ----------  ---------  ---------
CLASS A                5/5/98        43.82       5.03      2.68
------------------     ------        -----       ----     -----
MSCI WORLD INDEX                     29.99       2.01      -0.24
------------------  ------           -----       ----     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Global Thematic VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.


Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 5% of total assets in junk bonds.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                          FEE PAID
------------------------  -----------------
DWS Global Thematic VIP          0.57%(**)
-------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


FOR DWS GLOBAL THEMATIC VIP ONLY.


On January 26, 2010, the Advisor also announced its intention to transition members of the portfolio management team for DWS Global Thematic VIP, who are part of its Global Equity Team, out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as Global Thematic Partners Holdings, LLC ("Global Thematic Partners"). In order for DWS Global Thematic VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that Global Thematic Partners will become the Subadvisor for DWS Global Thematic VIP.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, Global Thematic Partners would make investment decisions, buy and sell securities for DWS Global Thematic VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate Global Thematic Partners out of the management fee it receives from DWS Global Thematic VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS GLOBAL THEMATIC VIP

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

o Head of Global Thematic Equity; Co-Head of Global Agribusiness; Lead Portfolio Manager Global Thematic Strategy: New York.

o BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GLOBAL THEMATIC VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006            2005
------------------------------------------------  ----------  -----------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.84     $  15.66     $  17.39       $  14.44        $  11.78
------------------------------------------------   -------     --------     --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08          .11          .14            .15 (c)         .12
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized and unrealized gain (loss)             2.42       ( 5.83)         .88           4.02            2.58
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.50       ( 5.72)        1.02           4.17            2.70
------------------------------------------------   -------     --------     --------       --------        --------
Less distributions from:
  Net investment income                              ( .10)      (  .19)      (  .11)        (  .09)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized gains                                     -       ( 3.91)      ( 2.64)        ( 1.13)              -
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .10)      ( 4.10)      ( 2.75)        ( 1.22)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  8.24     $   5.84     $  15.66       $  17.39        $  14.44
------------------------------------------------   -------     --------     --------       --------        --------
Total Return (%)(b)                                  43.82       (47.75)        6.29          30.14 (c)       22.94
------------------------------------------------   -------     --------     --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  66           59          151            143              85
------------------------------------------------   -------     --------     --------       --------        --------
Ratio of expenses before expense reductions (%)       1.38         1.47         1.44           1.38            1.41
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of expenses after expense reductions (%)        1.04         1.09         1.11           1.04            1.28
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of net investment income (%)                    1.23         1.09          .82            .92 (c)         .98
-------------------------------------------------  -------     --------     --------       --------        --------
Portfolio turnover rate (%)                            190          229          191            136              95
-------------------------------------------------  -------     --------     --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GLOBAL THEMATIC VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.39%            3.61%        $ 10,361.00      $   141.51
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.39%            7.35%        $ 10,735.03      $   146.62
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.39%           11.23%        $ 11,122.57      $   151.91
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.39%           15.24%        $ 11,524.09      $   157.39
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.39%           19.40%        $ 11,940.11      $   163.08
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.39%           23.71%        $ 12,371.15      $   168.96
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.39%           28.18%        $ 12,817.75      $   175.06
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.39%           32.80%        $ 13,280.47      $   181.38
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.39%           37.60%        $ 13,759.89      $   187.93
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.39%           42.57%        $ 14,256.63      $   194.71
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,668.55
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Returns reflect reinvestment of dividends net of withholding taxes.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-GT

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Government & Agency Securities VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GOVERNMENT & AGENCY
SECURITIES VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Government & Agency Securities VIP..........  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  7
Policies about transactions.....................  7
Buying and Selling Shares.......................  7
How the Fund Calculates Share Price............. 10
Distributions................................... 11
Taxes........................................... 11
FINANCIAL HIGHLIGHTS............................ 12
APPENDIX........................................ 13
Hypothetical Expense Summary.................... 13
Additional Index Information.................... 13


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GOVERNMENT & AGENCY SECURITIES VIP



INVESTMENT OBJECTIVE

The fund seeks high current income consistent with preservation of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.45
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.58
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $59          $186       $324       $726
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 390%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.


MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.



                                       1
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       2
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  10.93      7.48      8.05      2.26      3.75      2.57       4.16     5.95    4.93    8.08
  2000       2001      2002      2003      2004      2005      2006      2007    2008    2009




Best Quarter: 4.13%, Q3 2001       Worst Quarter: -0.98%, Q2 2004
Year-to-Date as of 3/31/10: 1.56%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS          1          5         10
                          INCEPTION       YEAR      YEARS      YEARS
                        -----------  ---------  ---------  ---------
CLASS A                    9/3/87        8.08       5.12       5.78
----------------------     ------        ----       ----       ----
BARCLAYS CAPITAL GNMA
INDEX                                    5.37       5.59       6.30
----------------------  ------           ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.


OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Government & Agency Securities VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.


MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.


In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

--------------------------------------------------------------------------------


DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
------------------------  ---------
DWS Government & Agency
Securities VIP               0.45%
------------------------     ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS GOVERNMENT & AGENCY SECURITIES VIP

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

o  Portfolio Manager for Retail Fixed Income: New York.

o  Joined Deutsche Asset Management in 2005.

o  BSBA, Georgetown University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.40       $  12.38          $  12.28        $  12.26     $  12.55
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .52            .56               .58             .55          .51
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)               .45            .04               .12          (  .06)      (  .20)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      .97            .60               .70             .49          .31
------------------------------------------------   --------       --------          --------        --------     --------
Less distributions from:
  Net investment income                              (  .59)        (  .58)           (  .60)         (  .47)      (  .50)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized gains                                      -              -                 -               -       (  .10)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                (  .59)        (  .58)           (  .60)         (  .47)      (  .60)
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  12.78       $  12.40          $  12.38        $  12.28     $  12.26
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)                                       8.08           4.93 (b)          5.95 (b)        4.16         2.57
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  169            211               199             211          243
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)         .58            .66               .66             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)          .58            .65               .63             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (%)                     4.16           4.58              4.77            4.56         4.17
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                             390            543               465             241          191
-------------------------------------------------  --------       --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       12
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.58%            4.42%        $ 10,442.00       $  59.28
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.58%            9.04%        $ 10,903.54       $  61.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.58%           13.85%        $ 11,385.47       $  64.64
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.58%           18.89%        $ 11,888.71       $  67.50
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.58%           24.14%        $ 12,414.19       $  70.48
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.58%           29.63%        $ 12,962.90       $  73.59
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.58%           35.36%        $ 13,535.86       $  76.85
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.58%           41.34%        $ 14,134.14       $  80.24
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.58%           47.59%        $ 14,758.87       $  83.79
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.58%           54.11%        $ 15,411.22       $  87.49
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 725.76
---                                                                             --------

ADDITIONAL INDEX INFORMATION


BARCLAYS CAPITAL GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.


                                       13
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-GAS

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS High Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS HIGH INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS High Income VIP.............................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS HIGH INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.67
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $68          $214       $373       $835
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 66%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;



                                       1
PROSPECTUS May 1, 2010                                     DWS High Income VIP

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



                                       2
PROSPECTUS May 1, 2010                                     DWS High Income VIP
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -8.68      2.63       -0.30     24.62      12.42      3.89      10.47      0.96    -23.94    39.99
  2000       2001      2002       2003       2004       2005      2006       2007    2008      2009




Best Quarter: 14.85%, Q2 2009      Worst Quarter: -16.35%, Q4 2008
Year-to-Date as of 3/31/10: 4.27%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS A                       4/6/82        39.99       4.29       4.91
-------------------------     ------        -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX                                       54.22       5.99       7.07
-------------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                     DWS High Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS High Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.
   --------------------------------------------------------------------



DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME              FEE PAID
--------------------  ---------
DWS High Income VIP      0.50%
---------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS HIGH INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS HIGH INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008           2007        2006        2005
------------------------------------------------  ----------  -----------------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.30       $    7.81        $  8.38     $  8.23     $  8.78
------------------------------------------------   -------       ---------        -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                             .51             .57            .63         .62         .68
------------------------------------------------   -------       ---------        -------     -------     -------
  Net realized and unrealized gain (loss)             1.40          ( 2.29)         ( .54)        .19       ( .38)
------------------------------------------------   -------       ---------        -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.91          ( 1.72)           .09         .81         .30
------------------------------------------------   -------       ---------        -------     -------     -------
Less distributions from:
  Net investment income                              ( .66)         (  .79)         ( .66)      ( .66)      ( .85)
------------------------------------------------   -------       ---------        -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  6.55       $    5.30        $  7.81     $  8.38     $  8.23
------------------------------------------------   -------       ---------        -------     -------     -------
Total Return (%)                                     39.99          (23.94)(b)        .96       10.47        3.89
------------------------------------------------   -------       ---------        -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 197             154            248         322         344
------------------------------------------------   -------       ---------        -------     -------     -------
Ratio of expenses before expense reductions (%)        .67             .80            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of expenses after expense reductions (%)         .67             .79            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of net investment income (%)                    8.81            8.42           7.84        7.73        8.27
-------------------------------------------------  -------       ---------        -------     -------     -------
Portfolio turnover rate (%)                             66              38             61          93         100
-------------------------------------------------  -------       ---------        -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS HIGH INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.67%            4.33%        $ 10,433.00       $  68.45
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.67%            8.85%        $ 10,884.75       $  71.41
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.67%           13.56%        $ 11,356.06       $  74.51
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.67%           18.48%        $ 11,847.78       $  77.73
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.67%           23.61%        $ 12,360.78       $  81.10
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.67%           28.96%        $ 12,896.01       $  84.61
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.67%           34.54%        $ 13,454.40       $  88.27
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.67%           40.37%        $ 14,036.98       $  92.10
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.67%           46.45%        $ 14,644.78       $  96.08
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.67%           52.79%        $ 15,278.90       $ 100.24
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 834.50
---                                                                             --------

ADDITIONAL INDEX INFORMATION


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-HI

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Large Cap Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS




DWS LARGE CAP VALUE VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Large Cap Value VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LARGE CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.11
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.76
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $78          $243       $422       $942
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 76%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer



                                       1
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP
better opportunities or in the course of adjusting its emphasis on a given industry.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       2
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  16.13      1.87       -14.98     32.60      10.07      1.97      15.41      13.15       -36.40     25.37
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009




Best Quarter: 18.86%, Q2 2003      Worst Quarter: -22.50%, Q4 2008
Year-to-Date as of 3/31/10: 3.87%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS A                 5/1/96        25.37      1.21        4.54
-------------------     ------        -----     -----        ----
RUSSELL 1000 VALUE
INDEX                                 19.69      -0.25       2.47
-------------------  ------           -----     ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.


VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Large Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.


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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
------------------------  ---------
DWS Large Cap Value VIP      0.65%
-------------------------    ----

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.88% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISOR FOR DWS LARGE CAP VALUE VIP

The subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to DWS Large Cap Value VIP. DeAMi



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PROSPECTUS May 1, 2010                                            Fund Details
is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.


MANAGEMENT


DWS LARGE CAP VALUE VIP

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS LARGE CAP VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.92      $    19.21
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .21             .21
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            1.97          ( 5.68)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.18          ( 5.47)
------------------------------------------------  -------      ----------
Less distributions from:
  Net investment income                            (  .24)         (  .34)
------------------------------------------------  -------      ----------
  Net realized gains                                    -          ( 4.48)
------------------------------------------------  -------      ----------
  TOTAL DISTRIBUTIONS                              (  .24)         ( 4.82)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.86      $     8.92
------------------------------------------------  -------      ----------
Total Return (%)                                    25.37          (36.40)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                214             118
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .76             .87
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .76             .86
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)            2.22            1.59
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            76              97
------------------------------------------------  -------      ----------



YEARS ENDED DECEMBER 31,                                 2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.96          $   15.81        $   15.79
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .26                .29 (c)          .26
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  1.98               2.12              .04
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         2.24               2.41              .30
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                  (  .32)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
  Net realized gains                                     (  .67)                 -                -
-------------------------------------------------    ----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                    (  .99)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    19.21          $   17.96        $   15.81
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          13.15 (b,d)        15.41 (c)         1.97 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      229                275              268
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)             .83                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)              .82                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                  1.43               1.73 (c)         1.64
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                 103                 76               64
-------------------------------------------------    ----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS LARGE CAP VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.76%            4.24%        $ 10,424.00       $  77.61
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.76%            8.66%        $ 10,865.98       $  80.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.76%           13.27%        $ 11,326.70       $  84.33
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.76%           18.07%        $ 11,806.95       $  87.91
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.76%           23.08%        $ 12,307.56       $  91.64
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.76%           28.29%        $ 12,829.40       $  95.52
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.76%           33.73%        $ 13,373.37       $  99.57
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.76%           39.40%        $ 13,940.40       $ 103.79
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.76%           45.31%        $ 14,531.47       $ 108.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.76%           51.48%        $ 15,147.61       $ 112.78
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 942.24
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-LCV

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Mid Cap Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS MID CAP GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Mid Cap Growth VIP..........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS MID CAP GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.50
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.17
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $119         $372       $644    $1,420
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 89%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities. The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their



                                       1
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP
niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the



                                       2
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP
separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  -4.96       -21.76      -30.66     33.99      4.02      15.04      10.95      8.36       -50.04     43.09
  2000       2001        2002        2003       2004      2005       2006        2007      2008       2009




Best Quarter: 23.43%, Q4 2001      Worst Quarter: -32.47%, Q4 2008
Year-to-Date as of 3/31/10: 5.86%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1           5          10
                          INCEPTION        YEAR       YEARS       YEARS
                        -----------  ----------  ----------  ----------
CLASS A                    5/3/99        43.09       -0.22       -3.36
----------------------     ------        -----      ------      ------
RUSSELL MIDCAP GROWTH
INDEX                                    46.29       2.40        -0.52
----------------------  ------           -----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Mid Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities. The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                         FEE PAID
-----------------------  -----------------
DWS Mid Cap Growth VIP          0.42%(**)
------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.09% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS MID CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.

o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to October 28, 2005, the fund was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS MID CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006           2005
------------------------------------------------  ----------  -----------  -----------  ----------------  ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.80     $  13.61     $  12.56       $  11.32        $  9.84
------------------------------------------------   -------     --------     --------       --------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    ( .02)      (  .02)      (  .05)        (  .06)(c)     (  .05)
------------------------------------------------   -------     --------     --------       --------        -------
  Net realized and unrealized gain (loss)             2.95       ( 6.79)        1.10           1.30           1.53
------------------------------------------------   -------     --------     --------       --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.93       ( 6.81)        1.05           1.24           1.48
------------------------------------------------   -------     --------     --------       --------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.73     $   6.80     $  13.61       $  12.56        $ 11.32
------------------------------------------------   -------     --------     --------       --------        -------
Total Return (%)(b)                                  43.09       (50.04)        8.36          10.95 (c)      15.04
------------------------------------------------   -------     --------     --------       --------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  22           18           51             53             57
------------------------------------------------   -------     --------     --------       --------        -------
Ratio of expenses before expense reductions (%)       1.17         1.17         1.05           1.03           1.01
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of expenses after expense reductions (%)         .92         1.02          .90            .93            .95
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of net investment income (loss) (%)            ( .21)      (  .19)      (  .38)        (  .51)(c)     (  .45)
-------------------------------------------------  -------     --------     --------       --------        -------
Portfolio turnover rate (%)                             89           82           68             46            104
-------------------------------------------------  -------     --------     --------       --------        -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS MID CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.17%            3.83%        $ 10,383.00      $   119.24
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.17%            7.81%        $ 10,780.67      $   123.81
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.17%           11.94%        $ 11,193.57      $   128.55
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.17%           16.22%        $ 11,622.28      $   133.47
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.17%           20.67%        $ 12,067.42      $   138.58
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.17%           25.30%        $ 12,529.60      $   143.89
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.17%           30.09%        $ 13,009.48      $   149.40
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.17%           35.08%        $ 13,507.74      $   155.13
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.17%           40.25%        $ 14,025.09      $   161.07
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.17%           45.62%        $ 14,562.25      $   167.24
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,420.38
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-MCG

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Money Market VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS MONEY MARKET VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  1
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Money Market VIP............................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  7
Policies about transactions.....................  7
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 10
Distributions................................... 11
Taxes........................................... 11
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS MONEY MARKET VIP



INVESTMENT OBJECTIVE

The fund seeks maximum current income to the extent consistent with stability of principal.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.29
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.43
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $44          $138       $241       $542
---  ---          ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.


The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.



                                       1
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




   6.10     3.75      1.35      0.72      0.91      2.80       4.65     5.00    2.64    0.34
  2000      2001      2002      2003      2004      2005      2006      2007    2008    2009




Best Quarter: 1.56%, Q3 2000       Worst Quarter: 0.01%, Q3 2009
Year-to-Date as of 3/31/10: 0.00%

                                       2
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                 CLASS          1          5         10
             INCEPTION       YEAR      YEARS      YEARS
           -----------  ---------  ---------  ---------
CLASS A       4/6/82        0.34       3.07       2.81
---------     ------        ----       ----       ----

7-day yield as of December 31, 2009: 0.01%



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Money Market VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.


The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance. In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                 FEE PAID
---------------------  -----------
DWS Money Market VIP       0.285%
----------------------     -----

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.51% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that fund has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund

BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.


o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.

o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund
short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.


Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS MONEY MARKET VIP - CLASS A




YEARS ENDED DECEMBER 31,                              2009           2008              2007              2006            2005
------------------------------------------------  -----------  ----------------  ----------------  ----------------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Income from investment operations:
  Net investment income                                .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
Less distributions from:
  Net investment income                              ( .003)        ( .026)           ( .049)           ( .046)         ( .028)
------------------------------------------------   --------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Total Return (%)                                       .34           2.64  (a)         5.00  (a)         4.65  (a)       2.80
------------------------------------------------   --------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  270            398               355               294             235
------------------------------------------------   --------       --------          --------          --------        --------
Ratio of expenses before expense reductions (%)        .43            .52               .46               .52             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of expenses after expense reductions (%)         .43            .50               .45               .51             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of net investment income (%)                     .37           2.56              4.88              4.58            2.77
-------------------------------------------------  --------       --------          --------          --------        --------

(a) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS MONEY MARKET VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.43%            4.57%        $ 10,457.00       $  43.98
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.43%            9.35%        $ 10,934.88       $  45.99
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.43%           14.35%        $ 11,434.61       $  48.09
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.43%           19.57%        $ 11,957.17       $  50.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.43%           25.04%        $ 12,503.61       $  52.59
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.43%           30.75%        $ 13,075.03       $  54.99
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.43%           36.73%        $ 13,672.56       $  57.51
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.43%           42.97%        $ 14,297.39       $  60.14
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.43%           49.51%        $ 14,950.78       $  62.88
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.43%           56.34%        $ 15,634.04       $  65.76
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 542.22
---                                                                             --------


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-MM

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Small Cap Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS SMALL CAP GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Small Cap Growth VIP........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


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YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
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                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS SMALL CAP GROWTH VIP



INVESTMENT OBJECTIVE

The portfolio seeks maximum appreciation of investors' capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.77
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $79          $246       $428       $954
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 93%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from



                                       1
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP
internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone



                                       2
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP
number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


  -10.71       -28.91      -33.36     32.94      11.02      7.07       5.27     6.20    -49.50    40.60
   2000       2001        2002        2003       2004       2005      2006      2007    2008      2009




Best Quarter: 25.41%, Q2 2009      Worst Quarter: -32.48%, Q4 2008
Year-to-Date as of 3/31/10: 6.45%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1           5          10
                        INCEPTION        YEAR       YEARS       YEARS
                      -----------  ----------  ----------  ----------
CLASS A                  5/2/94        40.60       -3.20       -6.14
--------------------     ------        -----      ------      ------
RUSSELL 2000 GROWTH
INDEX                                  34.47       0.87        -1.37
--------------------  ------           -----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Small Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                   FEE PAID
-------------------------  ---------
DWS Small Cap Growth VIP      0.55%
--------------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP


DWS SMALL CAP GROWTH VIP


JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.

o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS SMALL CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.61      $    15.07
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                  (  .02)         (  .01)
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            3.11          ( 7.45)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   3.09          ( 7.46)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.70      $     7.61
------------------------------------------------  -------      ----------
Total Return (%)                                    40.60          (49.50)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 80              69
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .77             .88
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .77             .85
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)          (  .22)         (  .04)
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            93              67
------------------------------------------------  -------      ----------



YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   14.19         $    13.48          $   12.59
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .01)            (  .04)(d)         (  .06)
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .89                .75                .95
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                        .88                .71                .89
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   15.07         $    14.19          $   13.48
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         6.20 (b)           5.27 (b,d)         7.07 (c)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    174                208                243
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .75                .73                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .72                .72                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (loss) (%)              (  .09)            (  .32)(d)         (  .47)
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                                67                 73                 94
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses been reduced.
(c) In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS SMALL CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.77%            4.23%        $ 10,423.00       $  78.63
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.77%            8.64%        $ 10,863.89       $  81.95
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.77%           13.23%        $ 11,323.44       $  85.42
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.77%           18.02%        $ 11,802.42       $  89.03
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.77%           23.02%        $ 12,301.66       $  92.80
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.77%           28.22%        $ 12,822.02       $  96.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.77%           33.64%        $ 13,364.39       $ 100.82
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.77%           39.30%        $ 13,929.70       $ 105.08
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.77%           45.19%        $ 14,518.93       $ 109.53
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.77%           51.33%        $ 15,133.08       $ 114.16
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 954.15
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-SCG

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Strategic Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS STRATEGIC INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Strategic Income VIP........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS STRATEGIC INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks a high current return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.31
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.86
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $88          $274       $477    $1,061
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 370%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.


MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.


Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices,



                                       1
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP
currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



                                       2
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2000, the fund was named Kemper Global Income Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies were in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



   2.57     5.23      11.30      7.85      8.60      2.38       8.98     5.43       -7.75     22.73
  2000      2001      2002       2003      2004      2005      2006       2007     2008       2009




Best Quarter: 9.43%, Q2 2009       Worst Quarter: -5.06%, Q3 2008
Year-to-Date as of 3/31/10: 3.88%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1          5         10
                        INCEPTION        YEAR      YEARS      YEARS
                      -----------  ----------  ---------  ---------
CLASS A                  5/1/97        22.73       5.90       6.48
--------------------     ------        -----       ----       ----
BARCLAYS CAPITAL US
GOVERNMENT/CREDIT
INDEX                                   4.52       4.71       6.34
--------------------  ------           -----       ----       ----
BLENDED INDEX                          23.66       5.86       7.28
--------------------  ------           -----       ----       ----

The Advisor believes the additional Blended Index reflects typical fund asset allocations and represents the fund's overall investment process.

The BLENDED INDEX consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), J.P. Morgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%).


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Strategic Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.


MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.


Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.


The fund may invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of DWS Floating Rate Plus Fund, which invests primarily in adjustable rate loans that have a senior right to payment and also uses the iGAP strategy.
--------------------------------------------------------------------


DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                           FEE PAID
-------------------------  -----------------
DWS Strategic Income VIP          0.49%(**)
--------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.87% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Strategic Income VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Strategic Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Strategic Income VIP.


QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Strategic Income VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Strategic Income VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS STRATEGIC INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.



                                       7
PROSPECTUS May 1, 2010                                            Fund Details

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund
the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS STRATEGIC INCOME VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2009              2008              2007            2006         2005
------------------------------------------------  ----------------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.03          $  11.70          $  11.80        $  11.50     $  12.25
------------------------------------------------     --------          --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                .63               .55               .63             .62          .65
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized and unrealized gain (loss)                1.50            ( 1.38)           (  .01)            .36       (  .39)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.13            (  .83)              .62             .98          .26
------------------------------------------------     --------          --------          --------        --------     --------
Less distributions from:
  Net investment income                                (  .55)           (  .69)           (  .72)         (  .57)      (  .98)
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized gains                                        -            (  .15)                -          (  .11)      (  .03)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                  (  .55)           (  .84)           (  .72)         (  .68)      ( 1.01)
------------------------------------------------     --------          --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                       $  11.61          $  10.03          $  11.70        $  11.80     $  11.50
------------------------------------------------     --------          --------          --------        --------     --------
Total Return (%)                                        22.73 (b)        ( 7.75)(b)          5.43 (b)        8.98         2.38
------------------------------------------------     --------          --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     74                73               100              86           71
------------------------------------------------     --------          --------          --------        --------     --------
Ratio of expenses before expense reductions (%)           .86               .89               .84             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of expenses after expense reductions (%)            .80               .87               .83             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of net investment income (%)                       5.96              5.06              5.50            5.47         5.61
-------------------------------------------------    --------          --------          --------        --------     --------
Portfolio turnover rate (%)                               370               234               147             143          120
-------------------------------------------------    --------          --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS STRATEGIC INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.86%            4.14%        $ 10,414.00       $    87.78
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.86%            8.45%        $ 10,845.14       $    91.41
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.86%           12.94%        $ 11,294.13       $    95.20
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.86%           17.62%        $ 11,761.71       $    99.14
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.86%           22.49%        $ 12,248.64       $   103.24
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.86%           27.56%        $ 12,755.73       $   107.52
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.86%           32.84%        $ 13,283.82       $   111.97
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.86%           38.34%        $ 13,833.77       $   116.61
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.86%           44.06%        $ 14,406.49       $   121.43
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.86%           50.03%        $ 15,002.92       $   126.46
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,060.77
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


The BARCLAYS CAPITAL US GOVERNMENT/CREDIT INDEX is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-SI

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Strategic Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS STRATEGIC VALUE VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Strategic Value VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS STRATEGIC VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.80
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $82          $255       $444       $990
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 91%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.



                                       1
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       2
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  30.52      1.69       -18.03     32.04      13.95      7.92      18.74       -1.86      -45.98     25.30
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009




Best Quarter: 20.80%, Q2 2003      Worst Quarter: -23.05%, Q4 2008
Year-to-Date as of 3/31/10: 5.98%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1           5         10
                      INCEPTION        YEAR       YEARS      YEARS
                    -----------  ----------  ----------  ---------
CLASS A                5/4/98        25.30       -3.17      3.37
------------------     ------        -----      ------     -----
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42       -0.95
------------------  ------           -----      ------     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Strategic Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                          FEE PAID
------------------------  -----------------
DWS Strategic Value VIP          0.62%(**)
-------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS STRATEGIC VALUE VIP

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


DWS STRATEGIC VALUE VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2009              2008            2007         2006         2005
------------------------------------------------  --------------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.21         $   14.40        $  15.02     $  13.41     $  12.65
------------------------------------------------    --------         ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .12               .22             .29          .27          .24
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized and unrealized gain (loss)               1.31            ( 5.80)         (  .56)        2.21          .75
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      1.43            ( 5.58)         (  .27)        2.48          .99
------------------------------------------------    --------         ---------        --------     --------     --------
Less distributions from:
  Net investment income                                ( .28)           (  .36)         (  .22)      (  .28)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized gains                                       -            ( 2.25)         (  .13)      (  .59)           -
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                                  ( .28)           ( 2.61)         (  .35)      (  .87)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                      $   7.36         $    6.21        $  14.40     $  15.02     $  13.41
------------------------------------------------    --------         ---------        --------     --------     --------
Total Return (%)                                       25.30 (b)        (45.98)(b)      ( 1.86)       18.74         7.92
------------------------------------------------    --------         ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   282               308             792          992          785
------------------------------------------------    --------         ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)          .80               .81             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)           .76               .80             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of net investment income (%)                      1.89              2.21            1.94         1.87         1.84
-------------------------------------------------   --------         ---------        --------     --------     --------
Portfolio turnover rate (%)                               91                28              27           20           10
-------------------------------------------------   --------         ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS STRATEGIC VALUE VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.80%            4.20%        $ 10,420.00       $  81.68
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.80%            8.58%        $ 10,857.64       $  85.11
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.80%           13.14%        $ 11,313.66       $  88.69
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.80%           17.89%        $ 11,788.83       $  92.41
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.80%           22.84%        $ 12,283.97       $  96.29
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.80%           28.00%        $ 12,799.89       $ 100.34
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.80%           33.37%        $ 13,337.49       $ 104.55
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.80%           38.98%        $ 13,897.66       $ 108.94
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.80%           44.81%        $ 14,481.36       $ 113.52
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.80%           50.90%        $ 15,089.58       $ 118.28
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 989.81
---                                                                             --------

ADDITIONAL INDEX INFORMATION


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-SV

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Technology VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS TECHNOLOGY VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Technology VIP..............................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS TECHNOLOGY VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.84
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $86          $268       $466    $1,037
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 45%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.



                                       1
PROSPECTUS May 1, 2010                                      DWS Technology VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly



                                       2
PROSPECTUS May 1, 2010                                      DWS Technology VIP
and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -21.57       -32.39      -35.52     46.94      1.92      3.74       0.75     14.30    -46.22    60.42
   2000       2001        2002        2003       2004      2005      2006      2007     2008      2009




Best Quarter: 28.57%, Q4 2001      Worst Quarter: -33.64%, Q3 2001
Year-to-Date as of 3/31/10: 2.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                      CLASS           1          5          10
                                  INCEPTION        YEAR      YEARS       YEARS
                                -----------  ----------  ---------  ----------
CLASS A                            5/3/99        60.42       0.61       -6.21
------------------------------     ------        -----       ----      ------
RUSSELL 1000 (Reg. TM) GROWTH
INDEX                                            37.21       1.63       -3.99
------------------------------  ------           -----       ----      ------
S&P NORTH AMERICAN
TECHNOLOGY SECTOR
INDEX                                            63.19       3.75       -6.59
------------------------------  ------           -----       ----      ------

The Advisor believes the additional S&P North American Technology Sector Index represents the fund's overall investment process.

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.


CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                      DWS Technology VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Technology VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK - TECHNOLOGY COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
fund's performance. In particular, technology companies are vulnerable to market saturation and rapid product obsolescence. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small



                                       5
PROSPECTUS May 1, 2010                                            Fund Details
mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced



                                       6
PROSPECTUS May 1, 2010                                            Fund Details
global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME               FEE PAID
-------------------  -----------
DWS Technology VIP       0.665%
--------------------     -----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS TECHNOLOGY VIP

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

o  Senior fund manager covering technology and internet stocks: Frankfurt.

o MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.

o  Global Equity analyst for Technology Fund: New York.

o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.

o  Head of Technology Sector Team; senior fund manager: Frankfurt.

o Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS TECHNOLOGY VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008           2007           2006          2005
------------------------------------------------  ----------  -----------------  ----------  ---------------  ----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.76       $   10.71        $  9.37       $  9.30        $  9.01
------------------------------------------------   -------       ---------        -------       -------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .01          (  .00)*       (  .02)        ( .01)(c)      ( .03)
------------------------------------------------   -------       ---------        -------       -------        -------
  Net realized and unrealized gain (loss)             3.47          ( 4.95)          1.36           .08            .36
------------------------------------------------   -------       ---------        -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    3.48          ( 4.95)          1.34           .07            .33
------------------------------------------------   -------       ---------        -------       -------        -------
Less distributions from:
  Net investment income                                  -               -              -             -          ( .04)
------------------------------------------------   -------       ---------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.24       $    5.76        $ 10.71       $  9.37        $  9.30
------------------------------------------------   -------       ---------        -------       -------        -------
Total Return (%)                                     60.42          (46.22)(b)      14.30           .75 (c)       3.74
------------------------------------------------   -------       ---------        -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  78              60            153           165            199
------------------------------------------------   -------       ---------        -------       -------        -------
Ratio of expenses before expense reductions (%)        .84            1.01            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of expenses after expense reductions (%)         .84            1.00            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of net investment income (loss) (%)              .08          (  .01)        (  .15)        ( .12)(c)      ( .36)
-------------------------------------------------  -------       ---------        -------       -------        -------
Portfolio turnover rate (%)                             45              71             91            49            135
-------------------------------------------------  -------       ---------        -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
*     Amount is less than $0.005.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS TECHNOLOGY VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.84%            4.16%        $ 10,416.00       $    85.75
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.84%            8.49%        $ 10,849.31       $    89.31
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.84%           13.01%        $ 11,300.64       $    93.03
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.84%           17.71%        $ 11,770.74       $    96.90
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.84%           22.60%        $ 12,260.41       $   100.93
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.84%           27.70%        $ 12,770.44       $   105.13
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.84%           33.02%        $ 13,301.69       $   109.50
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.84%           38.55%        $ 13,855.04       $   114.06
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.84%           44.31%        $ 14,431.41       $   118.80
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.84%           50.32%        $ 15,031.76       $   123.75
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,037.16
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.



                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2A-TEC

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Turner Mid Cap Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS TURNER MID CAP GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Turner Mid Cap Growth VIP...................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS TURNER MID CAP GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.72
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.89
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $91          $284       $493    $1,096
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 86%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector weightings that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.


Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index.


MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.



                                       1
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



                                       2
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  -32.20      48.49      11.04      11.76       6.52     25.75    -49.49    50.00
  2002        2003       2004       2005       2006      2007     2008      2009




Best Quarter: 23.83%, Q3 2009      Worst Quarter: -29.53%, Q4 2008
Year-to-Date as of 3/31/10: 7.38%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                                   1          5       SINCE
                         CLASS INCEPTION        YEAR      YEARS   INCEPTION
                       -----------------  ----------  ---------  ----------
CLASS A                         5/1/01        50.00       2.55       1.30
----------------------          ------        -----       ----       ----
RUSSELL MIDCAP GROWTH
INDEX                                         46.29       2.40       2.42
---------------------- ------                 -----       ----       ----

Index comparison began on 4/30/01.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Turner Investment Partners, Inc.


PORTFOLIO MANAGER(S)

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead Manager of the fund. Joined the fund in 2001.


TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.


JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Turner Mid Cap Growth VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.


Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The fund's investments in common stocks may include initial public offerings.


MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.


In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion



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PROSPECTUS May 1, 2010                                            Fund Details
investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.



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PROSPECTUS May 1, 2010                                            Fund Details

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                      FEE PAID
--------------------------  -----------
DWS Turner Mid Cap Growth
VIP                             0.715%
--------------------------      -----

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.01% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.



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PROSPECTUS May 1, 2010                                            Fund Details

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2009, Turner Investment Partners, Inc. had approximately $17.7 billion in assets under management. DIMA pays a fee to Turner Investment Partners, Inc. for acting as subadvisor.



MANAGEMENT


DWS TURNER MID CAP GROWTH VIP

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead Manager of the fund. Joined the fund in 2001.

o  Joined Turner Investment Partners, Inc. in 1990.

o  Began investment career in 1986.

TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2000.

o Serves as a security analyst covering the technology and telecommunications sectors.

o  Over 15 years of investment industry experience.

JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2001.

o  Serves as a security analyst covering the consumer sector.

o  Over 16 years of investment industry experience.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



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PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



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PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


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PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



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PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS TURNER MID CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006        2005
------------------------------------------------  ----------  -----------------  -----------  -----------  ----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.06       $   12.55        $  10.92     $  11.02     $  9.86
------------------------------------------------   -------       ---------        --------     --------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .00*         (  .01)         (  .04)      (  .01)     (  .05)
------------------------------------------------   -------       ---------        --------     --------     -------
  Net realized and unrealized gain (loss)             2.53          ( 5.28)           2.64          .77        1.21
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.53          ( 5.29)           2.60          .76        1.16
------------------------------------------------   -------       ---------        --------     --------     -------
Less distributions from:
  Net realized gains                                     -          ( 2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
  Tax return of capital                                  -          (  .00)*             -            -           -
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL DISTRIBUTIONS                                    -          ( 2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
NET ASSET VALUE, END OF PERIOD                     $  7.59       $    5.06        $  12.55     $  10.92     $ 11.02
------------------------------------------------   -------       ---------        --------     --------     -------
Total Return (%)                                     50.00          (49.49)(b)       25.75         6.52       11.76
------------------------------------------------   -------       ---------        --------     --------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  51              49             129          117         122
------------------------------------------------   -------       ---------        --------     --------     -------
Ratio of expenses before expense reductions (%)        .89            1.03             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of expenses after expense reductions (%)         .89            1.00             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of net investment income (loss) (%)              .02          (  .14)         (  .36)      (  .06)     (  .56)
-------------------------------------------------  -------       ---------        --------     --------     -------
Portfolio turnover rate (%)                             86             156             133          148         151
-------------------------------------------------  -------       ---------        --------     --------     -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS TURNER MID CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.89%            4.11%        $ 10,411.00       $    90.83
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.89%            8.39%        $ 10,838.89       $    94.56
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.89%           12.84%        $ 11,284.37       $    98.45
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.89%           17.48%        $ 11,748.16       $   102.49
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.89%           22.31%        $ 12,231.01       $   106.71
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.89%           27.34%        $ 12,733.70       $   111.09
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.89%           32.57%        $ 13,257.06       $   115.66
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.89%           38.02%        $ 13,801.92       $   120.41
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.89%           43.69%        $ 14,369.18       $   125.36
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.89%           49.60%        $ 14,959.75       $   130.51
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,096.07
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2A-TMCG

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Alternative Asset Allocation Plus VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS ALTERNATIVE ASSET ALLOCATION
PLUS VIP
Investment Objective.............................  1
Fees and Expenses of the Fund....................  1
Principal Investment Strategy....................  1
Main Risks.......................................  2
The Fund's Performance History...................  3
Management.......................................  3
Purchase and Sale of Fund Shares.................  4
Tax Information..................................  4
Payments to Financial Intermediaries.............  4
FUND DETAILS
Additional Information About Fund Strategies and
Risks............................................  5
DWS Alternative Asset Allocation Plus VIP........  5
Other Policies and Risks.........................  9
Who Manages and Oversees the Fund................ 10
Management....................................... 12


INVESTING IN THE FUND
Your Investment in the Fund...................... 13
Policies about transactions...................... 13
Buying and Selling Shares........................ 13
How the Fund Calculates Share Price.............. 16
Distributions.................................... 17
Taxes............................................ 17
Marketing and Distribution Fees.................. 17
FINANCIAL HIGHLIGHTS............................. 19
APPENDIX......................................... 20
Hypothetical Expense Summary..................... 20


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                               B
                                                       ---------
Management fee                                             0.23
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                               0.25
------------------------------------------------------     ----
Other expenses (includes an administrative fee)            3.61
------------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses        1.23
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                       5.32
------------------------------------------------------     ----
Less fee waiver/expense reimbursement                      3.48
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      1.84
------------------------------------------------------     ----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that the fund's total annual operating expenses will not exceed 0.61% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.23%).


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $187      $1,281     $2,368     $5,056
---  ----      ------     ------     ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 155%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time.


MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.


The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.



                                       1
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying portfolios, which lowers performance. To the extent that the fund's allocations favor underlying portfolios with higher expenses, the overall cost of investing paid by the fund will be higher.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical



                                       2
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP
abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.



THE FUND'S PERFORMANCE HISTORY


Since the fund commenced operations on February 2, 2009, performance information is not available for a full calendar year.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


SUB-SUBADVISOR

Deutsche Investments Australia Limited


                                       3
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

SUB-SUBADVISOR

RREEF Global Advisers Limited


SUB-SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Alternative Asset Allocation Plus VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire fund may be invested in other DWS funds or directly in other investments. The fund may also be invested in some combination thereof. To the extent the fund directly invests in other investments rather than DWS funds, the allocated portions of the fund will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.


MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.


The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category, including the following DWS funds or directly in such securities and derivative instruments in which the DWS fund can invest:

o DWS Enhanced Commodity Strategy Fund. The fund's investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.


o DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the iGAP strategy.

o DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

o DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.


o DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.


While the fund and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the fund as part of the iGAP strategy or to gain exposure to hedge funds, generally will be used to seek return and not for hedging purposes. Certain DWS funds in which the fund invests may also use the iGAP strategy.

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DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying portfolios, which lowers performance. To the extent that the fund's allocations favor underlying portfolios with higher expenses, the overall cost of investing paid by the fund will be higher.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.



                                       7
PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and "Tax status risk" sections for additional information.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       8
PROSPECTUS May 1, 2010                                            Fund Details

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund. The fund also incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the portfolio will be required to treat the portfolio (or if an underlying fund fails to qualify as a RIC, the portfolio's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       9
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                            FEE PAID
------------------------------  -------------
DWS Alternative Asset Alloca-
tion Plus VIP                   0.00%(*, **)
------------------------------  -------------

* Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the fund in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other Assets. If the fund's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the fund reaches $50 million in assets and the iGAP strategy is implemented.
** Reflects the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreements is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                       10
PROSPECTUS May 1, 2010                                            Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Alternative Asset Allocation Plus VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Alternative Asset Allocation Plus VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Alternative Asset Allocation Plus VIP.


QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Alternative Asset Allocation Plus VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Alternative Asset Allocation Plus VIP.


SUBADVISOR AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP


RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


Deutsche Investments Australia Limited ("DIAL"), is located at Level 16, Deutsche Bank Place, Corner of Hunter and Phillip Streets, Sydney NSW 2000, Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.


RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.


The subadvisor and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate and global infrastructure (as described below). The subadvisor and each sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to the subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.


RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-subadvisory services related to Australian securities.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund



                                       11
PROSPECTUS May 1, 2010                                            Fund Details
will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       12
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       14
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       15
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that



                                       16
PROSPECTUS May 1, 2010                                   Investing in the Fund
the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       17
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       18
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS B




YEAR ENDED DECEMBER 31,                                2009(A)
---------------------------------------------------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.87
---------------------------------------------------    -------
Income (loss) from investment operations:
  Net investment income (loss)(b)                          .35
---------------------------------------------------    -------
  Net realized and unrealized gain (loss)                 1.39
---------------------------------------------------    -------
  TOTAL FROM INVESTMENT OPERATIONS                        1.74
---------------------------------------------------    -------
NET ASSET VALUE, END OF PERIOD                         $ 12.61
---------------------------------------------------    -------
Total Return (%)(c,d)                                    16.01**
---------------------------------------------------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------
Net assets, end of period ($ millions)                       3
---------------------------------------------------    -------
Ratio of expenses before expense reductions (%)(e)        5.37*
----------------------------------------------------   -------
Ratio of expenses after expense reductions (%)(e)          .61*
----------------------------------------------------   -------
Ratio of net investment income (%)                        4.66*
----------------------------------------------------   -------
Portfolio turnover rate (%)                                155**
----------------------------------------------------   -------

(a) For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e) The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying
     Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized

                                       19
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.84%            3.16%        $ 10,316.00      $   186.91
 ---         -----              ----             ----         -----------      ----------
   2         10.25%             5.32%            2.83%        $ 10,282.99      $   547.93
 ---         -----              ----             ----         -----------      ----------
   3         15.76%             5.32%            2.50%        $ 10,250.08      $   546.18
 ---         -----              ----             ----         -----------      ----------
   4         21.55%             5.32%            2.17%        $ 10,217.28      $   544.43
 ---         -----              ----             ----         -----------      ----------
   5         27.63%             5.32%            1.85%        $ 10,184.59      $   542.69
 ---         -----              ----             ----         -----------      ----------
   6         34.01%             5.32%            1.52%        $ 10,152.00      $   540.95
 ---         -----              ----             ----         -----------      ----------
   7         40.71%             5.32%            1.20%        $ 10,119.51      $   539.22
 ---         -----              ----             ----         -----------      ----------
   8         47.75%             5.32%            0.87%        $ 10,087.13      $   537.50
 ---         -----              ----             ----         -----------      ----------
   9         55.13%             5.32%            0.55%        $ 10,054.85      $   535.78
 ---         -----              ----             ----         -----------      ----------
 10          62.89%             5.32%            0.23%        $ 10,022.67      $   534.06
 ---         -----              ----             ----         -----------      ----------
TOTAL                                                                          $ 5,055.65
---                                                                            ----------


                                       20
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2B-AAAP

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Blue Chip VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BLUE CHIP VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Blue Chip VIP...............................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


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YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
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                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS BLUE CHIP VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital and income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.02
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $104      $325       $563       $1,248
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 82%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


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PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -8.07       -16.02      -22.31     26.76      15.55      9.68      15.19      3.15     3.15     33.46
  2000       2001        2002        2003       2004       2005      2006       2007    2008      2009




Best Quarter: 18.09%, Q3 2009      Worst Quarter: -21.60%, Q4 2008
Year-to-Date as of 3/31/10: 5.26%

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PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                            CLASS           1          5          10
                        INCEPTION        YEAR      YEARS       YEARS
                      -----------  ----------  ---------  ----------
CLASS B                  7/1/02        33.46       1.36       -0.62
--------------------     ------        -----       ----      ------
RUSSELL 1000 INDEX                     28.43       0.79       -0.49
--------------------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Blue Chip VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.



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PROSPECTUS May 1, 2010                                            Fund Details

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME            FEE PAID
------------------  ---------
DWS Blue Chip VIP      0.55%
-------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Blue Chip VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Blue Chip VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that QS Investors will become the Subadvisor for DWS Blue Chip VIP.



QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS Investors manages assets across multiple strategies, including: Global Tactical Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE), International and Global Equity (Diversification Based Investing/DBI) and Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Blue Chip VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Blue Chip VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the



                                       6
PROSPECTUS May 1, 2010                                            Fund Details
approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS BLUE CHIP VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BLUE CHIP VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2009            2008            2007           2006            2005
------------------------------------------------  ----------  -----------------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.26       $   14.61        $  16.12       $  14.83        $  13.60
------------------------------------------------   -------       ---------        --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .10             .04             .11            .11 (c)         .09
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized and unrealized gain (loss)             2.27          ( 4.89)            .36           2.07            1.22
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.37          ( 4.85)            .47           2.18            1.31
------------------------------------------------   -------       ---------        --------       --------        --------
Less distributions from:
  Net investment income                              ( .12)         (  .16)         (  .11)        (  .08)         (  .08)
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized gains                                     -          ( 2.34)         ( 1.87)        (  .81)              -
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .12)         ( 2.50)         ( 1.98)        (  .89)         (  .08)
------------------------------------------------   -------       ---------        --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  9.51       $    7.26        $  14.61       $  16.12        $  14.83
------------------------------------------------   -------       ---------        --------       --------        --------
Total Return (%)                                     33.46          (38.48)(b)        3.15          15.19 (c)        9.68
------------------------------------------------   -------       ---------        --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 .16             .13              11             46              44
------------------------------------------------   -------       ---------        --------       --------        --------
Ratio of expenses before expense reductions (%)       1.02            1.22            1.09           1.09            1.09
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of expenses after expense reductions (%)        1.02            1.21            1.09           1.09            1.09
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of net investment income (%)                    1.27             .67             .75            .74 (c)         .61
-------------------------------------------------  -------       ---------        --------       --------        --------
Portfolio turnover rate (%)                             82             127             275            226             288
-------------------------------------------------  -------       ---------        --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BLUE CHIP VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.02%            3.98%        $ 10,398.00      $   104.03
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.02%            8.12%        $ 10,811.84      $   108.17
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.02%           12.42%        $ 11,242.15      $   112.48
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.02%           16.90%        $ 11,689.59      $   116.95
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.09%           21.55%        $ 12,154.83      $   121.61
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.02%           26.39%        $ 12,638.60      $   126.45
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.02%           31.42%        $ 13,141.61      $   131.48
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.02%           36.65%        $ 13,664.65      $   136.71
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.02%           42.09%        $ 14,208.50      $   142.15
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.02%           47.74%        $ 14,774.00      $   147.81
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,247.84
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2B-BC

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Dreman Small Mid Cap Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS DREMAN SMALL MID CAP VALUE
VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Dreman Small Mid Cap Value VIP..............  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS DREMAN SMALL MID CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.24
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.14
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $116      $362       $628       $1,386
---  ----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 72%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.


Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median



                                       1
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site



                                       2
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP
does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


Prior to January 18, 2002, the fund was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the fund. Performance would have been different if the fund's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



   3.79     17.37       -11.63     41.65      25.52      9.78      24.59      2.67       -33.67     29.28
  2000      2001       2002        2003       2004       2005      2006        2007      2008       2009




Best Quarter: 21.63%, Q2 2003      Worst Quarter: -20.24%, Q4 2008
Year-to-Date as of 3/31/10: 7.38%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS B                 7/1/02        29.28       3.78       8.71
-------------------     ------        -----       ----       ----
RUSSELL 2500 VALUE
INDEX                                 27.68       0.84       8.18
-------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Dreman Value Management, L.L.C.


PORTFOLIO MANAGER(S)

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.


E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.


MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Dreman Small Mid Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.


While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.


MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios. Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.


Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.


Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                   FEE PAID
-------------------------  ---------
DWS Dreman Small Mid Cap
Value VIP                     0.65%
-------------------------     ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP


The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the fund's investment decisions and buying and selling securities for the fund. DIMA compensates DVM for its services.



MANAGEMENT


DWS DREMAN SMALL MID CAP VALUE VIP

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in 2002.

o  Began investment career in 1957.

o  Founder, Dreman Value Management, L.L.C.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

o  Over 20 years of investment industry experience.

o  MS, Texas Tech University.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.

o  Over 14 years of investment industry experience.

o  BS, Baldwin Wallace College; MBA, University of Chicago.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006         2005
------------------------------------------------  ----------  -----------------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.92       $   20.08        $  22.88     $  19.93     $  20.01
------------------------------------------------   -------       ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .13             .09             .10          .07          .11
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized and unrealized gain (loss)             2.12          ( 4.92)            .54         4.67         1.66
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.25          ( 4.83)            .64         4.74         1.77
------------------------------------------------   -------       ---------        --------     --------     --------
Less distributions from:
  Net investment income                             (  .14)         (  .22)         (  .14)      (  .08)      (  .07)
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized gains                                     -          ( 7.11)         ( 3.30)      ( 1.71)      ( 1.78)
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .14)         ( 7.33)         ( 3.44)      ( 1.79)      ( 1.85)
------------------------------------------------   -------       ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 10.03       $    7.92        $  20.08     $  22.88     $  19.93
------------------------------------------------   -------       ---------        --------     --------     --------
Total Return (%)                                     29.28          (33.67)(b)        2.67        24.59         9.78
------------------------------------------------   -------       ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  23              24              34           90           83
------------------------------------------------   -------       ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)       1.14            1.18            1.16         1.17         1.19
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)        1.14            1.17            1.16         1.17         1.19
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of net investment income (%)                    1.57             .78             .47          .33          .56
-------------------------------------------------  -------       ---------        --------     --------     --------
Portfolio turnover rate (%)                             72              49             110           52           61
-------------------------------------------------  -------       ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.14%            3.86%        $ 10,386.00      $   116.20
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.14%            7.87%        $ 10,786.90      $   120.69
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.14%           12.03%        $ 11,203.27      $   125.34
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.14%           16.36%        $ 11,635.72      $   130.18
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.14%           20.85%        $ 12,084.86      $   135.21
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.14%           25.51%        $ 12,551.33      $   140.43
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.14%           30.36%        $ 13,035.82      $   145.85
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.14%           35.39%        $ 13,539.00      $   151.48
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.14%           40.62%        $ 14,061.60      $   157.32
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.14%           46.04%        $ 14,604.38      $   163.40
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,386.10
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2B-DSCV

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Global Thematic VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GLOBAL THEMATIC VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Global Thematic VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GLOBAL THEMATIC VIP



INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                             B
                                                     ---------
Management fee                                           0.92
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             0.25
----------------------------------------------------     ----
Other expenses (includes an administrative fee)          0.56
----------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.74
----------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $177      $548       $944       $2,052
---  ----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 190%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.



                                       1
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.



                                       2
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -3.60       -15.69      -16.10     28.96      14.33      22.50      29.65      5.84       -47.87     43.23
  2000       2001        2002        2003       2004       2005       2006        2007      2008       2009




Best Quarter: 26.48%, Q2 2009      Worst Quarter: -24.71%, Q4 2008
Year-to-Date as of 3/31/10: 3.27%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1          5         10
                      INCEPTION        YEAR      YEARS      YEARS
                    -----------  ----------  ---------  ---------
CLASS B                7/1/02        43.23       4.65      2.37
------------------     ------        -----       ----     -----
MSCI WORLD INDEX                     29.99       2.01      -0.24
------------------  ------           -----       ----     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Global Thematic VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


MANAGEMENT PROCESS.


In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.


Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 5% of total assets in junk bonds.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                          FEE PAID
------------------------  -----------------
DWS Global Thematic VIP          0.57%(**)
-------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.46% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


FOR DWS GLOBAL THEMATIC VIP ONLY.


On January 26, 2010, the Advisor also announced its intention to transition members of the portfolio management team for DWS Global Thematic VIP, who are part of its Global Equity Team, out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as Global Thematic Partners Holdings, LLC ("Global Thematic Partners"). In order for DWS Global Thematic VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the Board approves the Sub-Advisory Agreement, it is expected that Global Thematic Partners will become the Subadvisor for DWS Global Thematic VIP.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, Global Thematic Partners would make investment decisions, buy and sell securities for DWS Global Thematic VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate Global Thematic Partners out of the management fee it receives from DWS Global Thematic VIP.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS GLOBAL THEMATIC VIP

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

o Head of Global Thematic Equity; Co-Head of Global Agribusiness; Lead Portfolio Manager Global Thematic Strategy: New York.

o BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GLOBAL THEMATIC VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006            2005
------------------------------------------------  ----------  -----------  -----------  ----------------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.85     $  15.66     $  17.38       $  14.43        $  11.78
------------------------------------------------   -------     --------     --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .06          .07          .07            .09 (c)         .07
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized and unrealized gain (loss)             2.42       ( 5.83)         .90           4.02            2.58
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.48       ( 5.76)         .97           4.11            2.65
------------------------------------------------   -------     --------     --------       --------        --------
Less distributions from:
  Net investment income                              ( .08)      (  .14)      (  .05)        (  .03)              -
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized gains                                     -       ( 3.91)      ( 2.64)        ( 1.13)              -
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .08)      ( 4.05)      ( 2.69)        ( 1.16)              -
------------------------------------------------   -------     --------     --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  8.25     $   5.85     $  15.66       $  17.38        $  14.43
------------------------------------------------   -------     --------     --------       --------        --------
Total Return (%)(b)                                  43.23       (47.87)        5.84          29.65 (c)       22.50
------------------------------------------------   -------     --------     --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   5            4           10             25              20
------------------------------------------------   -------     --------     --------       --------        --------
Ratio of expenses before expense reductions (%)       1.73         1.82         1.81           1.76            1.79
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of expenses after expense reductions (%)        1.39         1.45         1.47           1.43            1.65
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of net investment income (%)                     .88          .73          .46            .53 (c)         .61
-------------------------------------------------  -------     --------     --------       --------        --------
Portfolio turnover rate (%)                            190          229          191            136              95
-------------------------------------------------  -------     --------     --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.


                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GLOBAL THEMATIC VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.74%            3.26%        $ 10,326.00      $   176.84
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.74%            6.63%        $ 10,662.63      $   182.60
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.74%           10.10%        $ 11,010.23      $   188.55
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.74%           13.69%        $ 11,369.16      $   194.70
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.74%           17.40%        $ 11,739.80      $   201.05
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.74%           21.23%        $ 12,122.51      $   207.60
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.74%           25.18%        $ 12,517.71      $   214.37
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.74%           29.26%        $ 12,925.79      $   221.36
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.74%           33.47%        $ 13,347.17      $   228.57
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.74%           37.82%        $ 13,782.28      $   236.03
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 2,051.67
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Returns reflect reinvestment of dividends net of withholding taxes.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2B-GT

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Government & Agency Securities VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GOVERNMENT & AGENCY
SECURITIES VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Government & Agency Securities VIP..........  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  7
Policies about transactions.....................  7
Buying and Selling Shares.......................  7
How the Fund Calculates Share Price............. 10
Distributions................................... 11
Taxes........................................... 11
Marketing and Distribution Fees................. 11
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14

-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS GOVERNMENT & AGENCY SECURITIES VIP



INVESTMENT OBJECTIVE

The fund seeks high current income consistent with preservation of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.45
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.92
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $94       $293       $509       $1,131
---  ---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 390%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.


MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.



                                       1
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the



                                       2
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP
fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  10.65      7.22      7.81      1.83      3.36      2.24       3.74     5.43    4.60    7.70
  2000       2001      2002      2003      2004      2005      2006      2007    2008    2009




Best Quarter: 4.07%, Q3 2001       Worst Quarter: -1.06%, Q2 2004
Year-to-Date as of 3/31/10: 1.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS          1          5         10
                          INCEPTION       YEAR      YEARS      YEARS
                        -----------  ---------  ---------  ---------
CLASS B                    7/1/02        7.70       4.73       5.42
----------------------     ------        ----       ----       ----
BARCLAYS CAPITAL GNMA
INDEX                                    5.37       5.59       6.30
----------------------  ------           ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.


OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Government & Agency Securities VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.


The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.


MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.


In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.


--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
------------------------  ---------
DWS Government & Agency
Securities VIP               0.45%
------------------------     ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS GOVERNMENT & AGENCY SECURITIES VIP

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

o  Portfolio Manager for Retail Fixed Income: New York.

o  Joined Deutsche Asset Management in 2005.

o  BSBA, Georgetown University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B




YEARS ENDED DECEMBER 31,                              2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.37       $  12.35          $  12.25        $  12.23     $  12.52
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .48            .52               .53             .50          .47
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)               .45            .03               .12          (  .06)      (  .21)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      .93            .55               .65             .44          .26
------------------------------------------------   --------       --------          --------        --------     --------
Less distributions from:
  Net investment income                              (  .55)        (  .53)           (  .55)         (  .42)      (  .45)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized gains                                      -              -                 -               -       (  .10)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                (  .55)        (  .53)           (  .55)         (  .42)      (  .55)
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  12.75       $  12.37          $  12.35        $  12.25     $  12.23
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)                                       7.70           4.60 (b)          5.43 (b)        3.74         2.24
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    7              8                 5              33           47
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)         .92           1.00              1.04            1.07         1.02
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)          .92           1.00              1.01            1.07         1.02
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (%)                     3.81           4.24              4.39            4.16         3.78
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                             390            543               465             241          191
-------------------------------------------------  --------       --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.92%            4.08%        $ 10,408.00       $    93.88
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.92%            8.33%        $ 10,832.65       $    97.71
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.92%           12.75%        $ 11,274.62       $   101.69
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.92%           17.35%        $ 11,734.62       $   105.84
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.92%           22.13%        $ 12,213.40       $   110.16
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.92%           27.12%        $ 12,711.70       $   114.66
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.92%           32.30%        $ 13,230.34       $   119.33
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.92%           37.70%        $ 13,770.14       $   124.20
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.92%           43.32%        $ 14,331.96       $   129.27
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.92%           49.17%        $ 14,916.70       $   134.54
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,131.28
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


BARCLAYS CAPITAL GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.


                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2B-GAS

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS High Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS HIGH INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS High Income VIP.............................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS HIGH INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.19
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.94
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $96       $300       $520       $1,155
---  ---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 66%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;



                                       1
PROSPECTUS May 1, 2010                                     DWS High Income VIP

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



                                       2
PROSPECTUS May 1, 2010                                     DWS High Income VIP
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  -8.91      2.37       -0.58     24.14      12.08      3.41      10.11      0.54    -23.13    39.64
  2000       2001      2002       2003       2004       2005      2006       2007    2008      2009




Best Quarter: 14.75%, Q2 2009      Worst Quarter: -16.33%, Q4 2008
Year-to-Date as of 3/31/10: 4.10%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS B                       7/1/02        39.64       3.94       4.58
-------------------------     ------        -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX                                       54.22       5.99       7.07
-------------------------  ------           -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                     DWS High Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS High Income VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.


The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



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PROSPECTUS May 1, 2010                                            Fund Details
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


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PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME              FEE PAID
--------------------  ---------
DWS High Income VIP      0.50%
---------------------    ----

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.25% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the



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PROSPECTUS May 1, 2010                                            Fund Details
approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS HIGH INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


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PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



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PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



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PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


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PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



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PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS HIGH INCOME VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2009            2008           2007        2006        2005
------------------------------------------------  ----------  -----------------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.31       $    7.81        $  8.38     $  8.22     $  8.77
------------------------------------------------   -------       ---------        -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                             .49             .53            .60         .59         .65
------------------------------------------------   -------       ---------        -------     -------     -------
  Net realized and unrealized gain (loss)             1.42          ( 2.27)         ( .54)        .20       ( .39)
------------------------------------------------   -------       ---------        -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.91          ( 1.74)           .06         .79         .26
------------------------------------------------   -------       ---------        -------     -------     -------
Less distributions from:
  Net investment income                              ( .64)         (  .76)         ( .63)      ( .63)      ( .81)
------------------------------------------------   -------       ---------        -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  6.58       $    5.31        $  7.81     $  8.38     $  8.22
------------------------------------------------   -------       ---------        -------     -------     -------
Total Return (%)                                     39.64          (24.13)(b)        .54       10.11        3.41
------------------------------------------------   -------       ---------        -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 .2              .1              10          53          56
------------------------------------------------   -------       ---------        -------     -------     -------
Ratio of expenses before expense reductions (%)        .94            1.25           1.08        1.10        1.10
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of expenses after expense reductions (%)         .94            1.23           1.08        1.10        1.10
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of net investment income (%)                    8.54            7.98           7.45        7.34        7.87
-------------------------------------------------  -------       ---------        -------     -------     -------
Portfolio turnover rate (%)                             66              38             61          93         100
-------------------------------------------------  -------       ---------        -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS HIGH INCOME VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.94%            4.06%        $ 10,406.00       $    95.91
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.94%            8.28%        $ 10,828.48       $    99.80
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.94%           12.68%        $ 11,268.12       $   103.85
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.94%           17.26%        $ 11,725.61       $   108.07
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.94%           22.02%        $ 12,201.67       $   112.46
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.94%           26.97%        $ 12,697.05       $   117.02
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.94%           32.13%        $ 13,212.55       $   121.78
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.94%           37.49%        $ 13,748.98       $   126.72
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.94%           43.07%        $ 14,307.19       $   131.86
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.94%           48.88%        $ 14,888.06       $   137.22
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,154.69
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2B-HI

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Large Cap Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS LARGE CAP VALUE VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Large Cap Value VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LARGE CAP VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.16
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.06
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $108      $337       $585       $1,294
---  ----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 76%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer



                                       1
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP
better opportunities or in the course of adjusting its emphasis on a given industry.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       2
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  15.84      1.61       -15.18     32.19      9.65      1.58      14.96      12.77       -36.64     24.86
  2000       2001      2002        2003       2004      2005      2006        2007       2008       2009




Best Quarter: 18.75%, Q2 2003      Worst Quarter: -22.50%, Q4 2008
Year-to-Date as of 3/31/10: 3.87%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------
CLASS B                 7/1/02        24.86      0.82        4.19
-------------------     ------        -----     -----        ----
RUSSELL 1000 VALUE
INDEX                                 19.69      -0.25       2.47
-------------------  ------           -----     ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management International GmbH


PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.


VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Large Cap Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.


The fund may invest up to 20% of total assets in foreign securities.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.


--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
------------------------  ---------
DWS Large Cap Value VIP      0.65%
-------------------------    ----

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.28% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISOR FOR DWS LARGE CAP VALUE VIP

The subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to DWS Large Cap Value VIP. DeAMi



                                       6
PROSPECTUS May 1, 2010                                            Fund Details
is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.


MANAGEMENT


DWS LARGE CAP VALUE VIP

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS LARGE CAP VALUE VIP - CLASS B




YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.92      $    19.20
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .19             .12
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            1.96          ( 5.64)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.15          ( 5.52)
------------------------------------------------  -------      ----------
Less distributions from:
  Net investment income                            (  .21)         (  .28)
------------------------------------------------  -------      ----------
  Net realized gains                                    -          ( 4.48)
------------------------------------------------  -------      ----------
  TOTAL DISTRIBUTIONS                              (  .21)         ( 4.76)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.86      $     8.92
------------------------------------------------  -------      ----------
Total Return (%)                                    24.86          (36.64)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  1             .29
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)      1.06            1.28
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)       1.06            1.26
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)            1.92            1.20
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            76              97
------------------------------------------------  -------      ----------



YEARS ENDED DECEMBER 31,                                 2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.94          $   15.79        $   15.77
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .19                .23 (c)          .19
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  1.99               2.11              .05
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         2.18               2.34              .24
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                  (  .25)            (  .19)          (  .22)
-------------------------------------------------    ----------          ---------        ---------
  Net realized gains                                     (  .67)                 -                -
-------------------------------------------------    ----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                    (  .92)            (  .19)          (  .22)
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    19.20          $   17.94        $   15.79
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          12.77 (b,d)        14.96 (c)         1.58 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        8                 40               40
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)            1.21               1.21             1.21
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)             1.20               1.21             1.20
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                  1.06               1.35 (c)         1.24
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                 103                 76               64
-------------------------------------------------    ----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS LARGE CAP VALUE VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.06%            3.94%        $ 10,394.00      $   108.09
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.06%            8.04%        $ 10,803.52      $   112.35
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.06%           12.29%        $ 11,229.18      $   116.77
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.06%           16.72%        $ 11,671.61      $   121.37
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.06%           21.31%        $ 12,131.47      $   126.16
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.06%           26.09%        $ 12,609.45      $   131.13
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.06%           31.06%        $ 13,106.27      $   136.29
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.06%           36.23%        $ 13,622.65      $   141.66
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.06%           41.59%        $ 14,159.39      $   147.24
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.06%           47.17%        $ 14,717.27      $   153.05
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,294.11
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2B-LCV

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Strategic Value VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS STRATEGIC VALUE VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Strategic Value VIP.........................  4
Other Policies and Risks........................  5
Who Manages and Oversees the Fund...............  6
Management......................................  6


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS STRATEGIC VALUE VIP



INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.19
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $113      $353       $612       $1,352
---  ----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 91%.



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.



                                       1
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.



                                       2
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  30.19      1.44       -18.25     31.60      13.53      7.51      18.21       -2.19      -46.16     24.94
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009




Best Quarter: 20.65%, Q2 2003      Worst Quarter: -23.11%, Q4 2008
Year-to-Date as of 3/31/10: 5.83%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                          CLASS           1           5         10
                      INCEPTION        YEAR       YEARS      YEARS
                    -----------  ----------  ----------  ---------
CLASS B                7/1/02        24.94       -3.51      3.04
------------------     ------        -----      ------     -----
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42       -0.95
------------------  ------           -----      ------     ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Strategic Value VIP



PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.


The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.


MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.


Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.


Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,


                                       5
PROSPECTUS May 1, 2010                                            Fund Details
   time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                          FEE PAID
------------------------  -----------------
DWS Strategic Value VIP          0.62%(**)
-------------------------        ----

** Reflects the effects of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS STRATEGIC VALUE VIP

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.


o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.



                                       6
PROSPECTUS May 1, 2010                                            Fund Details

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


DWS STRATEGIC VALUE VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2009             2008             2007             2006           2005
----------------------------------------------- -------------- ----------------- ---------------- ---------------- -----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   6.22        $   14.41         $  15.02         $  13.39       $  12.63
-----------------------------------------------   --------        ---------         --------         --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .10              .16              .24              .22            .19
-----------------------------------------------   --------        ---------         --------         --------       --------
  Net realized and unrealized gain (loss)             1.32           ( 5.79)          (  .56)            2.19            .75
-----------------------------------------------   --------        ---------         --------         --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.42           ( 5.63)          (  .32)            2.41            .94
-----------------------------------------------   --------        ---------         --------         --------       --------
Less distributions from:
  Net investment income                              ( .26)          (  .31)          (  .16)          (  .19)        (  .18)
-----------------------------------------------   --------        ---------         --------         --------       --------
  Net realized gains                                     -           ( 2.25)          (  .13)          (  .59)             -
-----------------------------------------------   --------        ---------         --------         --------       --------
  TOTAL DISTRIBUTIONS                                ( .26)          ( 2.56)          (  .29)          (  .78)        (  .18)
-----------------------------------------------   --------        ---------         --------         --------       --------
NET ASSET VALUE, END OF PERIOD                    $   7.38        $    6.22         $  14.41         $  15.02       $  13.39
-----------------------------------------------   --------        ---------         --------         --------       --------
Total Return (%)                                     24.94 (b)       (46.16)(b)       ( 2.19)(b)        18.21 (b)       7.51
-----------------------------------------------   --------        ---------         --------         --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2                2               37              191            135
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of expenses before expense reduction (%)        1.11             1.21             1.15             1.16           1.17
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of expenses after expense reduction (%)         1.08             1.17             1.13             1.16           1.17
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of net investment income (%)                    1.57             1.84             1.59             1.48           1.45
-----------------------------------------------   --------        ---------         --------         --------       --------
Portfolio turnover rate (%)                             91               28               27               20             10
-----------------------------------------------   --------        ---------         --------         --------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS STRATEGIC VALUE VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.11%            3.89%        $ 10,389.00      $   113.16
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.11%            7.93%        $ 10,793.13      $   117.56
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.11%           12.13%        $ 11,212.98      $   122.13
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.11%           16.49%        $ 11,649.17      $   126.88
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.11%           21.02%        $ 12,102.32      $   131.82
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.11%           25.73%        $ 12,573.10      $   136.95
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.11%           30.62%        $ 13,062.20      $   142.28
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.11%           35.70%        $ 13,570.32      $   147.81
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.11%           40.98%        $ 14,098.20      $   153.56
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.11%           46.47%        $ 14,646.62      $   159.53
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,351.68
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/10) 2B-SV

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010



DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Technology VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS TECHNOLOGY VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Technology VIP..............................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS TECHNOLOGY VIP



INVESTMENT OBJECTIVE

The fund seeks growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                         B
                                                 ---------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.26
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.18
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $120      $375       $649       $1,432
---  ----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 45%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.



                                       1
PROSPECTUS May 1, 2010                                      DWS Technology VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly



                                       2
PROSPECTUS May 1, 2010                                      DWS Technology VIP
and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  -21.77       -32.56      -35.72     46.42      1.48      3.27       0.43     13.84    -46.44    59.93
   2000       2001        2002        2003       2004      2005      2006      2007     2008      2009




Best Quarter: 28.49%, Q4 2001      Worst Quarter: -33.68%, Q3 2001
Year-to-Date as of 3/31/10: 2.33%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                                      CLASS           1          5          10
                                  INCEPTION        YEAR      YEARS       YEARS
                                -----------  ----------  ---------  ----------
CLASS B                            7/1/02        59.93       0.23       -6.53
------------------------------     ------        -----       ----      ------
RUSSELL 1000 (Reg. TM) GROWTH
INDEX                                            37.21       1.63       -3.99
------------------------------  ------           -----       ----      ------
S&P NORTH AMERICAN
TECHNOLOGY SECTOR
INDEX                                            63.19       3.75       -6.59
------------------------------  ------           -----       ----      ------

The Advisor believes the additional S&P North American Technology Sector Index represents the fund's overall investment process.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.


CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2010                                      DWS Technology VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Technology VIP



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.



While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).


The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.


In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.


Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


CONCENTRATION RISK - TECHNOLOGY COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the



                                       4
PROSPECTUS May 1, 2010                                            Fund Details
fund's performance. In particular, technology companies are vulnerable to market saturation and rapid product obsolescence. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small



                                       5
PROSPECTUS May 1, 2010                                            Fund Details
mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced



                                       6
PROSPECTUS May 1, 2010                                            Fund Details
global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME               FEE PAID
-------------------  -----------
DWS Technology VIP       0.665%
--------------------     -----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MANAGEMENT


DWS TECHNOLOGY VIP

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

o  Senior fund manager covering technology and internet stocks: Frankfurt.

o MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.

o  Global Equity analyst for Technology Fund: New York.

o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


o Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.

o  Head of Technology Sector Team; senior fund manager: Frankfurt.

o Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series II (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules


                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Variable Series II has adopted a 12b-1 plan for the fund's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS TECHNOLOGY VIP - CLASS B




YEARS ENDED DECEMBER 31,                       2009            2008           2007           2006          2005
------------------------------------------  ----------  -----------------  ----------  ---------------  ----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  5.64       $   10.53        $  9.25       $  9.21        $  8.93
------------------------------------------   -------       ---------        -------       -------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)              ( .02)         (  .03)        (  .05)        ( .04)(c)      ( .07)
-------------------------------------------  -------       ---------        -------       -------        -------
  Net realized and unrealized gain (loss)       3.40          ( 4.86)          1.33           .08            .36
-------------------------------------------  -------       ---------        -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS              3.38          ( 4.89)          1.28           .04            .29
-------------------------------------------  -------       ---------        -------       -------        -------
Less distributions from:
  Net investment income                            -               -              -             -          ( .01)
-------------------------------------------  -------       ---------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD               $  9.02       $    5.64        $ 10.53       $  9.25        $  9.21
-------------------------------------------  -------       ---------        -------       -------        -------
Total Return (%)                               59.93          (46.44)(b)      13.84           .43 (c)       3.27
-------------------------------------------  -------       ---------        -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             3               2              3            14             16
-------------------------------------------  -------       ---------        -------       -------        -------
Ratio of expenses (%)                           1.18            1.35           1.29          1.28           1.26
-------------------------------------------  -------       ---------        -------       -------        -------
Ratio of net investment income (loss) (%)      ( .27)         (  .35)        (  .53)        ( .51)(c)      ( .76)
-------------------------------------------  -------       ---------        -------       -------        -------
Portfolio turnover rate (%)                       45              71             91            49            135
-------------------------------------------  -------       ---------        -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.


                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS TECHNOLOGY VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.18%            3.82%        $ 10,382.00      $   120.25
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.18%            7.79%        $ 10,778.59      $   124.85
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.18%           11.90%        $ 11,190.33      $   129.62
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.18%           16.18%        $ 11,617.81      $   134.57
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.18%           20.62%        $ 12,061.61      $   139.71
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.18%           25.22%        $ 12,522.36      $   145.05
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.18%           30.01%        $ 13,000.71      $   150.59
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.18%           34.97%        $ 13,497.34      $   156.34
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.18%           40.13%        $ 14,012.94      $   162.31
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.18%           45.48%        $ 14,548.23      $   168.51
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,431.80
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.



                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



(05/01/10) 2B-TEC